As filed with the Securities and Exchange Commission on April 28, 1997

                                                      Registration No. 33-79068
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                     / X /
         Pre-Effective Amendment No. _____                           /   /
         Post-Effective Amendment No. 2                              / X /

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      / X /
         Post-Amendment No. 2

                        (Check appropriate box or boxes)

              VALLEY FORGE CAPITAL HOLDINGS TOTAL RETURN FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                                595 Market Street
                                   Suite 1980
                         San Francisco, California 94105
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (800) 688-1688

                              Misty S. Gruber, Esq.
                             Sachnoff & Weaver, Ltd.
                               30 S. Wacker Drive
                                   Suite 2900
                             Chicago, Illinois 60606
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):
/   / Immediately  upon filing  pursuant to  paragraph  (b)
/ X / on April 28, 1997 pursuant to paragraph (b)
/   / 60 days after filing pursuant to paragraph  (a)(1)
/   / on (date) pursuant to paragraph  (a)(1)
/   / 75 days after filing pursuant to paragraph (a)(2)
/   / on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

/   / this  post-effective amendment  designates  a  new  effective  date  for a previously filed post-effective amendment.


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Pursuant to Section 24f-2 of the Investment  Company Act of 1940, the Registrant
has registered on indefinite number of securities under the Securities Act of 1933.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

              VALLEY FORGE CAPITAL HOLDINGS TOTAL RETURN FUND, INC.

                           PROSPECTUS - APRIL 28, 1997

Investment                                     Valley  Forge  Capital   Holdings
Objective:                            Total  Return  Fund,   Inc.  (the  "Fund")
                                      invests  in  a  diversified  portfolio  of
                                      equity securities (typically common stocks
                                      and  securities  which  carry the right to
                                      buy  common   stocks)  and  fixed   income
                                      securities  (typically bonds and preferred
                                      stock), with equity securities expected to
                                      usually  represent  approximately  80%  of
                                      total fund  assets.  The Fund is  designed
                                      for   investors   primarily   seeking  the
                                      potential  for dividend  income from,  and
                                      capital  appreciation  of,  securities and
                                      the   income   and   relative    principal
                                      stability of bonds over the long term. See
                                      "Investment Program."

                                               Please  complete  and  return the
Purchase of                           New Account Form.  If you need  assistance
Shares:                               in completing  this Form,  please call our
                                      Stockholder   Services   Department   (see
                                      below). The Fund's shares may be purchased at a price equal to their net asset value plus a sales commission not exceeding
                                      5.75% of the offering price. The minimum initial investment is $250 ($25 minimum for subsequent investments).

Prospectus                                     This    Prospectus   sets   forth
Information:                          concisely  information about the Fund that
                                      a  prospective   investor  ought  to  know
                                      before investing. Investors are advised to
                                      read and retain this Prospectus for future
                                      reference.   A  Statement  of   Additional
                                      Information ("SAI") dated April 28, 1997, has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference, in and made a part of, this Prospectus. The SAI is available without charge upon request from Valley Forge Distributors, Inc. ("Valley
                                      Forge Distributors"), an affiliate of the Fund, 595 Market Street, Suite 1980, San
                                      Francisco, California 94105.

Stockholder                           1-800-628-4077 (8:30 A.M. to 5:00 P.M.
Services Department:                  Eastern Time)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FOR ARIZONA AND TEXAS RESIDENTS: THE FUND'S INVESTMENT ADVISOR HAS NOT PREVIOUSLY SERVED AS AN ADVISOR TO AN INVESTMENT COMPANY.

              VALLEY FORGE CAPITAL HOLDINGS TOTAL RETURN FUND, INC.

                                TABLE OF CONTENTS


INVESTMENT OBJECTIVE.........................................................1


INVESTMENT PROGRAM...........................................................1


SPECIAL RISK CONSIDERATIONS..................................................2


OFFERING PRICE AND SUMMARY OF FUND EXPENSES..................................3


FINANCIAL HIGHLIGHTS.........................................................5


RISK FACTORS.................................................................6


INVESTMENT POLICIES..........................................................7


FUNDAMENTAL AND OTHER INVESTMENT POLICIES...................................11


PERFORMANCE INFORMATION.....................................................13


HOW TO BUY SHARES...........................................................13


OPENING A NEW ACCOUNT AND PURCHASING SHARES.................................17


PURCHASING ADDITIONAL SHARES................................................17


COMPLETING THE NEW ACCOUNT FORM.............................................18


NET ASSET VALUE, PRICING AND EFFECTIVE DATE.................................18


REDEEMING SHARES............................................................18


RECEIVING YOUR PROCEEDS.....................................................20


DIVIDENDS AND DISTRIBUTIONS.................................................20


CONDITIONS OF YOUR PURCHASE.................................................20


STOCKHOLDER SERVICES........................................................22


TAXES.......................................................................23


MANAGEMENT OF THE FUND......................................................24


FUND EXPENSES AND MANAGEMENT FEES...........................................24


THE FUND....................................................................26

INVESTMENT
OBJECTIVE

The Fund                                       The    Fund     seeks     capital
invests in                            appreciation,  current  income,  and  both
stocks and bonds.                     preservation  of capital by investing in a
                                      diversified portfolio of equity securities
                                      (typically  common  stocks and  securities
                                      which   carry  the  right  to  buy  common
                                      stocks)   and   fixed-income    securities
                                      (typically  bonds  and  preferred  stock).
                                      Equity  securities are generally  expected
                                      to  represent  approximately  80% of total
                                      assets,   with  fixed  income  securities,
                                      including   cash    reserves,    generally
                                      representing  the  remaining  assets.  See
                                      "Investment Program."

                                               The  Fund's   share   price  will
                                      fluctuate with changing market conditions.
                                      Therefore, your investment may be worth more or less when redeemed than when purchased. The Fund should not be relied upon for short-term financial needs, nor used to play short-term swings in the stock market. The Fund cannot guarantee it will achieve its investment objective.

INVESTMENT                                     The   Fund   is   designed    for
PROGRAM investors primarily seeking the potential for dividend income from, and capital appreciation of, equity securities and the income and relative principal stability of bonds over the long term. The Fund's investment in common stocks is intended to provide sufficient capital growth to offset the erosive effects of inflation. For an IRA, retirement plan, or other long-term investment, the Fund offers an investment program which seeks to combine attractive returns with the benefits of broad diversification.

                                               To   achieve    its    investment
                                      objective,  the Fund will normally  invest
                                      approximately  80% of its assets in equity
                                      securities  (primarily  common stocks) and
                                      the  remainder in fixed income  securities
                                      (primarily  bonds).  While this  portfolio
                                      mix may vary  depending on the  Investment
                                      Advisor's   (as    hereinafter    defined)
                                      short-term  and long-term  assessments  of
                                      market  conditions,   the  Fund  will  not
                                      attempt  to time  short-term  moves in the
                                      market.  In no event will the Fund  invest
                                      less  than  50% or  more  than  80% of its
                                      assets in equity  securities,  except  for
                                      the   purpose   of   effecting   temporary
                                      defensive  strategies.  The  investment of
                                      Fund  assets  in fixed  income  securities
                                      (primarily  bonds)  adds   diversification
                                      that may serve to lessen the volatility normally associated with funds dedicated primarily to investment in common stock. However, movements in interest rates may still affect the overall value of the Fund.

                                               At times the  Investment  Advisor
                                      may   judge   that   conditions   in   the
                                      securities market make pursuing the Fund's
                                      basic  investment  strategy   inconsistent
                                      with   the   best    interests    of   its
                                      stockholders.  At such times, the Fund may
                                      temporarily  use  alternative   investment
                                      strategies, primarily designed to reduce fluctuation of the value of the Fund's assets. In implementing these "temporary defensive strategies," the Fund may in some instances maintain cash reserves on a temporary basis equal to 100% of its assets.

                                               The Fund will make  common  stock
                                      investments   primarily   in   established
                                      companies which the Investment Advisor believes to exhibit good prospects for growth.

                                               Consistent  with  its  investment
                                      program,  the Fund may  invest  in  equity
                                      securities    issued   by   real    estate
                                      investment  trusts  ("REITs").   Bond  and
                                      other  fixed   income   investments   will
                                      include    U.S.    Treasury   and   agency
                                      securities, investment-grade (rated BBB or
                                      Baa or better) corporate debt securities, mortgage-backed securities (rated BBB or Baa or better) and other types of fixed income investments. The average maturity of the Fund's fixed income investments will vary with economic conditions.

                                               The   Fund's    investments   are
                                      managed  by Valley  Forge  Advisors,  Inc.
                                      (the "Investment Advisor").

                                               Up to 15% of  the  Fund's  assets
                                      may be  invested  in  foreign  securities,
                                      including  American   Depository  Receipts
                                      (ADRs). The international component of the Fund's investment program is intended to increase diversification of the Fund's portfolio.

                                               See  "Investment  Policies" for a
                                      more detailed description of the Fund's investments.

SPECIAL RISK                                   The  Fund  may  or  may  not be a
CONSIDERATIONS                        suitable or appropriate investment for all
                                      investors.  Although  the  Fund  seeks  to
                                      reduce risk by investing in a  diversified
                                      portfolio,  such  diversification does not
                                      eliminate  all risk.  Because the Fund may
                                      invest in,  among  other  things,  foreign
                                      securities,  equity securities,  a variety
                                      of  fixed  income  securities,  and  other
                                      securities  such  as  futures   contracts,
                                      options  and  foreign  currency   exchange
                                      contracts, investment in the Fund involves risks that are different in some respects from an investment in a fund which does not engage in such investment activities.
                                      For a more comprehensive discussion of the risks associated with investing in the Fund, see "Risk Factors" and "Investment
                                      Policies."

OFFERING PRICE                                 The offering  price to the public
AND SUMMARY OF                        on purchases of the Fund's  shares made at
FUND EXPENSES                         one  time  by a  single  purchaser,  by an
                                      individual,  his spouse and their children
                                      under the age of 21, or by a single  trust
                                      or   fiduciary   account   other  than  an
                                      employee  plan, is the net asset value per
                                      share   plus  a   sales   commission   not
                                      exceeding  5.75%  of  the  offering  price
                                      (equivalent to 6.10% of the net asset value), which is reduced on larger sales as shown below:

                                              Total Sales Commission*
                                              -----------------------
                                        As a Percentage of      As a Percentage of
       Amount of Single Sale           Offering Price of the    net Asset Value of      Portion of total Offering
         at Offering Price               Shares Purchased        Shares Purchased       Price Retained by Dealers
         -----------------               ----------------        ----------------       -------------------------
Less than $500,000                             5.75%                   6.10%                        5.00%
$50,000 but less than $100,000                 5.00%                   5.26%                        4.40%
$100,000 but less than $250,000                4.00%                   4.17%                        3.50%
$250,000 but less than $500,000                3.00%                   3.09%                        2.50%
$500,000 but less than $1,000,000              2.00%                   2.04%                        1.75%
$1,000,000 or more                              none                    none                    see below**

--------------------


*        At the  discretion  of Valley  Forge  Distributors,  the  entire  sales commission may at times be reallowed to dealers. Valley Forge Distributors also may, at its expense, provide additional promotional incentives or payments to dealers that sell the Fund's shares. In some instances, the full reallowance, incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of Shares. When 90% or more of the sales commission is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

** The following commissions will be paid by Valley Forge Distributors to dealers who initiate and are responsible for purchases of $1 million or more and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $10 million or more: 1.00% on sales of up to $2 million, plus 0.80% on sales of $2 million to $3 million, plus 0.50% on sales of $3 million to $10 million, plus 0.25% on sales of $10 million to $25 million, plus 0.15% on sales in excess of $25 million.

         A sales commission equal to 4.00% of the offering price (4.17% of the net asset value) is applicable to all purchases of Shares, regardless of amount, made for any qualified or non-qualified employee benefit plan. Of the 4.00% sales commission applicable to such purchases, 3.20% of the offering price will be reallowed to dealers.


                              Shown below are all the expenses and fees the Fund
                      is expected to incur. Such expenses and fees are expressed as a percentage of average Fund net assets. The table and Example are provided for purposes of assisting current and prospective stockholders in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

                                 EXPENSE TABLE



    Stockholder Transaction Expenses
    Maximum Sales Load Imposed on Purchases
    (as a percentage of Offering Price).................................5.75%
    Maximum Sales Load Imposed on Reinvested
    Dividends  .........................................................None
    Deferred Sales Load on Redemptions..................................None
    Redemption Fees.....................................................None*

    Annual Fund Operating Expenses (as a percentage of average net assets)
    Management Fees.....................................................0.80% **
    12b-1 Fees..........................................................0.35%***
    Other Expenses (audit, legal, stockholder services,
      transfer agent and custodian based on estimated amounts for the first full fiscal year)......................................................0.80%
    Total Fund Operating Expenses ......................................1.95%

    Example
    You would pay the following expenses        1 Yr     3 Yrs    5 Yrs   10 Yrs
    on a $1,000 investment, assuming (1)        ----     -----    -----   ------
    5%  average annual return and (2)
    redemption at the end of each time period:  $76      $115     $155     $268
    --------------------

    * The information in the table does not reflect a charge of up to $30 that may be imposed for the transfer of redemption proceeds by wire.

    ** The Management Fee is higher than that charged by many other mutual funds.

    *** Long-term stockholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. See "Fund Expenses and Management - Plan of Distribution." A trailer fee of .25% of the .35% 12b-1 fee will be paid by Valley Forge Distributors to dealers whose stockholder accounts with the Fund equal or exceed $500,000.

                                               THE   EXAMPLE   SHOULD   NOT   BE
                                      CONSIDERED  A  REPRESENTATION  OF  PAST OR
                                      FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE
                                      GREATER  OR  LESSER   THAN  THOSE   SHOWN.
                                      Federal regulations require the Example to assume a 5% annual return. Actual returns will vary.

                                               No  projection  can be made  with
                                      respect to total  expenses  to be incurred
                                      in future years of operation. Valley Forge
                                      Capital   Holdings  Inc.   ("Valley  Forge
                                      Capital")   has   agreed   to  limit   the
                                      operational expense to be paid by the Fund
                                      during its first five years of operations,
                                      by paying such fees and expenses as exceed
                                      1.95% during each of such first five years
                                      of operation. More information about these
                                      expenses may be found under "Management of
                                      the   Fund"   and   "Fund   Expenses   and
                                      Management Fee."

FINANCIAL HIGHLIGHTS                           The  table  below   presents  per
                                      share   financial   information   for  the
                                      Shares.  This information has been audited
                                      and reported on by the Fund's  independent
                                      accountants.  The  report  of  independent
                                      accountants   and   financial   statements
                                      included  in the Fund's  Annual  Report to
                                      stockholders  for the 1996 fiscal year are
                                      incorporated   by   reference   into  this
                                      Prospectus.   The  Fund's  Annual  Report,
                                      which   contains   additional    unaudited
                                      performance information, and the Fund's most recent Semi-Annual Report succeeding the Annual Report, will be provided when available, upon request, without charge.

                                    -------------------------------------------------------------------------------

                                                                Financial Highlights
                                                    (For a share outstanding throughout the period)

                                    -------------------------------------------------------------------------------
                                                                For the period                   For the period
                                                                August 11, 1995                  January 1, 1996
                                                         (commencement of operations)          to December 31,1996
                                                             to December 31, 1995+

                                    -------------------------------------------------------------------------------
                                    Net Asset Value,
                                    Beginning of Period             $10.00                               $9.67

                                    Investment Operations
                                    Net Investment Income             0.04                                0.13
                                    Net Realized and
                                     Unrealized Gain (Loss)
                                      on Investments                 (0.33)                               0.44

                                    Total from Investment
                                    Operations                       (0.29)                               0.57

                                    Less Distributions from:
                                    Net Investment Income            (0.04)                             (0.12)
                                    Net Realized Gain on
                                       Investments                    ---                               (0.40)

                                    Total Distributions              (0.04)                             (0.52)

                                    Net Asset Value,
                                    End of Period                    $9.67                               $9.72

                                    Total Investment
                                    Return at Net
                                    Asset Value (%)(a)                (.92)(b)                           5.89%

                                    Net Assets, End of
                                    Period                        $1,126,410                        $4,925,736

                                    Ratio of Expenses to
                                    Average Net Assets (%)        1.95%(c)(d)                            1.95%

                                    Ratio of Net Investment
                                    Income (Loss) to Average
                                    Net Assets (%)                 1.72%(d)                              2.06%

                                    Portfolio Turnover Rate (%)       0%                                 1.14%
                                    ---------------------

                                    +       Per share net investment  income for
                                            the year ended December 31, 1995 has
                                            been  determined on the basis of the
                                            weighted  average  number  of shares
                                            outstanding during the period.

                                    (a)     Total   investment   return  assumes
                                            dividend  reinvestment  and does not
                                            reflect the effect of sales charges.
                                    (b)     Not annualized.
                                    (c)     Annualized.
                                    (d)     Had certain  reimbursements not been
                                            in effect,  the ratio of expenses to
                                            average  net assets and the ratio of
                                            net investment income to average net
                                            assets for the period ended December
                                            31, 1995, would have been 11.17% and
                                            (7.50%), respectively.

RISK FACTORS                                   General.  All investments involve
                                      risk.  There can be no  guarantee  against
                                      loss  resulting  from an investment in the
                                      Fund,  nor can there be any assurance that
                                      the Fund's  investment  objective  will be
                                      attained.   As  with  any   investment  in
                                      securities, the value of, and income from,
                                      an  investment in the Fund can decrease as
                                      well as increase depending on a variety of
                                      factors  which may  affect  the values and
                                      income  generated by the Fund's  portfolio
                                      securities,   including  general  economic
                                      conditions,  market  factors and  currency
                                      exchange rates.  Because of its investment
                                      policy,  the  Fund  may  or  may  not be a
                                      suitable or appropriate investment for all
                                      investors.  The Fund is not a money market
                                      fund and is not an appropriate  investment
                                      for   those    investors   whose   primary
                                      objective is principal stability. Although
                                      the Fund seeks to reduce risk by investing
                                      in   a   diversified    portfolio,    such
                                      diversification does not eliminate all risk. There are risk considerations other than those disclosed herein described in the SAI.

                                               Debt   Obligations.   Yields   on
                                      short,    intermediate,    and   long-term
                                      securities  are  dependent on a variety of
                                      factors,  including the general conditions
                                      of the money and bond markets, the size of
                                      a particular offering, the maturity of the
                                      obligation,  and the  rating of the issue.
                                      Debt  securities  with  longer  maturities
                                      tend  to  produce  higher  yields  and are
                                      generally  subject to potentially  greater
                                      capital appreciation and depreciation than
                                      obligations  with shorter  maturities  and
                                      lower  yields.  The market  prices of debt
                                      securities  usually vary,  depending  upon
                                      available  yields. An increase in interest
                                      rates will  generally  reduce the value of
                                      portfolio  investments,  and a decline  in
                                      interest rates will generally increase the
                                      value  of   portfolio   investments.   The
                                      ability  of  the  Fund  to   achieve   its
                                      investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

                                               Foreign  Investing.  The Fund may
                                      invest  in  the   securities   of  foreign
                                      issuers,  but  intends  to limit  any such
                                      investments  to not  more  than 15% of its
                                      assets.  Because  the Fund may  invest  in
                                      foreign securities, investment in the Fund
                                      involves  risks that are different in some
                                      respects  from  an  investment  in a  fund
                                      which  invests only in  securities of U.S.
                                      domestic issues.  Foreign  investments may
                                      be affected  favorably or  unfavorably  by
                                      changes  in  currency  rates and  exchange
                                      control  regulations.  There  may be  less
                                      publicly  available  information  about  a
                                      foreign company than about a U.S. company,
                                      and foreign  companies  may not be subject
                                      to  accounting,  auditing,  and  financial
                                      reporting   standards   and   requirements
                                      comparable  to  those  applicable  to U.S.
                                      companies.   Securities  of  some  foreign
                                      companies are less liquid or more volatile
                                      than  securities  of U.S.  companies,  and
                                      foreign broker  commissions  and custodian
                                      fees  are  generally  higher  than  in the
                                      United  States.   Investments  in  foreign
                                      securities may also be subject to other risks different from those affecting U.S. investment, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States).

                                               Possible  Investment  of  Certain
                                      Assets in Specific  Industry.  As a matter
                                      of  fundamental  policy,  the Fund may not
                                      purchase the  securities of any issuer if,
                                      as a  result,  25% or more of the value of
                                      the Fund's  total assets would be invested
                                      in the  securities of issuers having their
                                      principal business  activities in the same
                                      industry (other than obligations issued or
                                      guaranteed  by the  U.S.  Government,  its
                                      agencies or instrumentalities). Consistent
                                      with this policy,  the Fund will limit its
                                      investment in equity securities of issuers
                                      having their principal business activities
                                      in the  real  estate  industry,  including
                                      securities   of  real  estate   investment
                                      trusts  ("REITs")  to less than 25% of its
                                      assets.  In the  event  the  Fund  makes a
                                      significant   investment  in  equity  REIT
                                      securities,  any prolonged downturn in the
                                      REIT   securities   market  could  have  a
                                      negative   impact  on  the  Fund's  assets
                                      and/or its overall performance. Certain of
                                      the   general   risks    associated   with
                                      investment in REITs may include cash flow dependency, inability to service debt and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code").

INVESTMENT                                     TYPES OF INVESTMENTS.  The Fund's
POLICIES investments include, but are not limited to, the equity and fixed income securities described below.

                                               Equity  Securities.  The Fund may
                                      invest in equity  securities  of  domestic
                                      and  foreign   entities.   For  a  general
                                      discussion  of the  equity  securities  in
                                      which the Fund may invest see "Fundamental
                                      and  Other   Investment   Policies."  With
                                      respect  to foreign  securities,  the Fund
                                      may  invest up to 15% of its total  assets
                                      in U.S.  dollar-denominated  and non  U.S.
                                      dollar-denominated  securities  issued  by
                                      foreign  issuers.   While  investments  in
                                      foreign  securities are intended to reduce
                                      risk by providing further diversification,
                                      such investments involve sovereign risk in
                                      addition  to  credit  and  market   risks.
                                      Sovereign risk includes local political or
                                      economic      developments,      potential
                                      nationalization,   withholding   taxes  on
                                      dividend   or   interest   payments,   and
                                      currency  blockage  (which  would  prevent
                                      cash from being brought back to the United
                                      States).   Foreign   investments   may  be
                                      affected   favorably  or   unfavorably  by
                                      changes  in  currency  rates and  exchange
                                      control regulations. Foreign companies may
                                      have   less   public   or  less   reliable
                                      information  available  about them and may
                                      be subject to less governmental regulation
                                      than U.S. companies. Securities of foreign
                                      companies  may  be  less  liquid  or  more
                                      volatile    than    securities   of   U.S.

                                      companies.  Foreign securities of the Fund
                                      are subject to currency risk, that is, the
                                      risk that the U.S.  dollar  value of these
                                      securities  may be affected  favorably  or
                                      unfavorably by changes in foreign currency
                                      exchange   rates  and   exchange   control
                                      regulations.  To  manage  this risk and to
                                      facilitate   the   purchase  and  sale  of
                                      foreign securities, the Fund may engage in foreign currency transactions. Although transactions in foreign currency may be used in attempting to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and may result in losses to the Fund.

                                               Fixed Income Securities. The Fund
                                      may invest in fixed income  securities  of
                                      any type  that are  considered  investment
                                      grade  (e.g.,   AAA,  AA,  A,  or  BBB  by
                                      Standard & Poor's Corporation  ("S&P"), or
                                      Aaa,  Aa, A, or Baa by  Moody's  Investors
                                      Service,  Inc.  ("Moody's")),  or,  if not
                                      rated,   are  of   equivalent   investment
                                      quality as  determined  by the  Investment
                                      Advisor.  Debt  Securities  within the top
                                      credit  categories  (e.g.,  AAA  and AA by
                                      S&P) comprise what are generally  known as
                                      high-quality  bonds.  Medium  grade  bonds
                                      (e.g.,  BBB by S&P or Baa by Moody's)  are
                                      regarded as having an adequate capacity to
                                      pay  principal   and  interest,   although
                                      adverse  economic  conditions  or changing
                                      circumstances are more likely to lead to a
                                      weakening of such  capacity  than that for
                                      higher  grade  bonds.   In  light  of  the
                                      possible risks associated with an economic
                                      downturn,    medium    grade   bonds   are
                                      considered  speculative  in some respects.
                                      The Fund has no current intent to purchase
                                      any security which at the time of purchase
                                      is rated below investment grade or, if not
                                      rated,  is  not of  equivalent  investment
                                      quality. Such policy will not preclude the
                                      Fund  from   retaining  a  security  whose
                                      credit   quality   is   downgraded   to  a
                                      non-investment grade level after purchase.
                                      In no event will the Fund purchase or hold
                                      non-investment  grade  securities  if as a
                                      result  such  securities   would,  in  the
                                      aggregate, comprise 5% or more of the Fund's net assets.

                                               A fixed income  security's  yield
                                      reflects  the fixed  annual  interest as a
                                      percent of its current  price.  This price
                                      (the fixed income security's market value)
                                      must  increase  or  decrease  in  order to
                                      adjust the fixed income  security's  yield
                                      to   current    interest    rate   levels.
                                      Therefore, fixed income security prices generally move in the opposite direction of interest rates.

                                               Movements   in   interest   rates
                                      typically have a greater effect on the prices of longer fixed income securities than on those with shorter maturities. The following table illustrates the effect of a one percentage point change in interest rates on a $1,000 bond with a 7% coupon.

                                                                                    Principal value if rates:
                                                                                    -------------------------
                                                   Maturity                   Increase 1%            Decrease 1%
                                                   --------                   -----------            -----------
Intermediate fixed income security                  5 years                      $959                  $1,043
Long-term fixed income security                    20 years                      $901                  $1,116

                                               The other  types of fixed  income
                                      securities in which the Fund may invest include the securities described below.

                                               Asset-Backed          Securities.
                                      Asset-backed   securities  are  securities
                                      which represent a participation in, or are
                                      secured by and payable  from,  a stream of
                                      payments  generated by particular  assets,
                                      most  often a pool  or  pools  of  similar
                                      assets    (e.g.    trade     receivables).
                                      Asset-backed commercial paper, one type of
                                      asset-backed  security,  is  issued  by  a
                                      special purpose entity,  organized  solely
                                      to  issue  the  commercial  paper  and  to
                                      purchase  interests  in  the  assets.  The
                                      credit quality of these securities depends
                                      primarily   upon   the   quality   of  the
                                      underlying  assets and the level of credit
                                      support and/or enhancement  provided.  The
                                      Fund may invest in asset-backed securities
                                      which are rated in one of the two  highest
                                      rating    categories   by   a   nationally
                                      recognized  rating agency such as Standard
                                      & Poor's  Corporation,  Moody's  Investors
                                      Services,  Inc. or Duff & Phelps or if not
                                      so rated, of equivalent investment quality
                                      in the opinion of the Investment  Advisor.
                                      Certain of the asset-backed  securities in
                                      which   the   Fund  may   invest   include
                                      automobile  and  credit  card   receivable
                                      securities. See the "Investment Objectives and Policies" section of the SAI for a more detailed discussion of asset-backed securities.

                                               Bonds.  The  quality of a bond is
                                      measured by credit risk--the ability of the issuer to meet interest and principal payments on a timely basis. Issuers who are believed to be good credit risks receive high quality ratings, and those believed to be poor credit risks receive low quality ratings. High-quality bonds involve less credit risk and typically offer a lower yield than bonds of low quality.

                                               Convertible     Securities    and
                                      Preferred  Stock.  The Fund may  invest in
                                      preferred  equity  securities  and/or debt
                                      and equity securities  convertible into or
                                      exchangeable for common equity securities.
                                      Preferred   stocks  are  securities   that
                                      represent  an  ownership   interest  in  a
                                      corporation   providing   the  owner  with
                                      claims  on  the  company's   earnings  and
                                      assets  before  common stock  owners,  but
                                      after debt owners.  It is not  anticipated
                                      that  the   investment   quality   of  the
                                      preferred   equity  or  debt   convertible
                                      securities in which the Fund may invest will be rated; however, the Fund will not invest in securities that the Investment Advisor does not deem to be investment grade.

                                               Mortgage  Obligations.  The  Fund
                                      may invest in mortgage  obligations issued
                                      or guaranteed by non-governmental entities
                                      as  well  as  the  U.S.  Government,   its
                                      agencies   or   instrumentalities.    Such
                                      mortgage  obligations may include, but are
                                      not  limited to,  collateralized  mortgage
                                      obligations,  which are obligations  fully
                                      collateralized by a portfolio of mortgages
                                      or mortgage-related  securities  ("CMOs"),
                                      principal  obligations  ("POs"),  interest
                                      obligations      ("IOs")     and     other
                                      mortgage-backed      securities.      Some
                                      mortgage-backed  securities,  such as GNMA
                                      certificates, are backed by the full faith
                                      and  credit  of the  U.S.  Treasury  while
                                      others,  such as Freddie Mac certificates,
                                      are not. Risks  associated with investment
                                      in mortgage  obligations  include, but are
                                      not  limited  to,  principal   volatility,
                                      fluctuations   in   interest   rates   and
                                      prepayment.   Payments  of  principal  and
                                      interest  on  the   mortgages  are  passed
                                      through to the  holders of the CMOs on the
                                      same   schedule  as  they  are   received,
                                      although  certain  classes  of  CMOs  have
                                      priority  over others with  respect to the
                                      receipt of  prepayments  in the mortgages.
                                      Therefore,  depending  on the type of CMOs
                                      in which the Fund invests,  the investment
                                      may be subject to a greater or lesser risk
                                      of   prepayment   than   other   types  of
                                      mortgage-related     securities,     which
                                      prepayments could have an adverse impact on the Fund's overall yield. CMOs may also be less marketable than other securities.

                                               Other  Fixed  Income  Securities.
                                      Certain   of  the   other   fixed   income
                                      securities  in which  the Fund may  invest
                                      include,  but  are  not  limited  to,  the
                                      following:   U.S.  Government  Obligations
                                      (debt   securities   issued  by  the  U.S.
                                      Treasury);    U.S.    Government    Agency
                                      Securities     (securities    issued    or
                                      guaranteed  by U.S.  Government  sponsored
                                      enterprises  and federal  agencies);  Bank
                                      Obligations   (certificates   of  deposit,
                                      bankers'   acceptances,   and  other  debt
                                      obligations);   and   Savings   and   Loan
                                      Obligations (negotiable certificates of deposit and other debt obligations of savings and loan associations).

                                               Hybrid  Instruments.  As  part of
                                      its  investment  program  and to  maintain
                                      greater  flexibility,  the Fund may invest
                                      in    instruments     which    have    the
                                      characteristics of futures and securities.
                                      Such  instruments  may take a  variety  of
                                      forms,   such  as  debt  instruments  with
                                      interest or principal payments  determined
                                      by reference to the value of a currency or
                                      commodity  at  a  future  point  in  time.
                                      Examples  of hybrid  instruments  in which
                                      the Fund may invest include swaps, options
                                      on swaps and inverse  floaters.  The risks
                                      of such investments would reflect both the
                                      risks  of  investing  in  futures  and the
                                      risks   of   investing   in    securities,
                                      including volatility and illiquidity.  The
                                      Fund's investments in hybrid instruments will be limited to less than 5% of the Fund's net assets.

                                               Other      Securities.      Other
                                      securities in which the Fund may invest include, but are not limited to, the following:

                                               Futures  Contracts  and  Options.
                                      The Fund may enter into futures  contracts
                                      (or  options  thereon)  to hedge  all or a
                                      portion  of  its  portfolio,  as  a  hedge
                                      against  changes in  prevailing  levels of
                                      interest rates or currency exchange rates,
                                      or as an efficient  means of adjusting its
                                      exposure to the bond,  stock and  currency
                                      markets.  The Fund  will  limit its use of
                                      futures  contracts so that no more than 5%
                                      of  the  Fund's   total  assets  would  be
                                      committed  to initial  margin  deposits or
                                      premiums on such  contracts.  The Fund may
                                      write  covered  call and put  options  and
                                      purchase   put   and   call   options   on
                                      securities,    financial   indices,    and
                                      currencies, also for hedging purposes. The
                                      aggregate   market  value  of  the  Fund's
                                      portfolio    securities    or   currencies
                                      covering  call  or put  options  will  not
                                      exceed  25%  of  the  Fund's  net  assets.
                                      Futures   contracts  and  options  can  be
                                      highly   volatile   and  could  result  in
                                      reduction of the Fund's total return,  and
                                      the Fund's attempt to use such investments
                                      for   hedging    purposes   may   not   be
                                      successful.    The   Fund   could   suffer
                                      substantial and even unlimited losses if the prices of its futures contracts and options were poorly correlated with its other investments, or if it could not close out its position because of an illiquid secondary market. For additional information regarding the risks that may be associated with futures contracts and options, see "Investment Objective and Policies - Special Risks of Transactions in Futures Contracts" in the SAI.

                                               Repurchase  Agreements.  The Fund
                                      may enter into repurchase  agreements with
                                      a well-established  securities dealer or a
                                      bank  that  is a  member  of  the  Federal
                                      Reserve   System.   In  the   event  of  a
                                      bankruptcy or default of certain sellers of repurchase agreements, the Fund may experience costs and delays in liquidating the underlying security which is held as collateral, and the Fund might incur a loss if the value of the collateral held declines during this period.


FUNDAMENTAL AND                                Fundamental  Investment Policies.
OTHER INVESTMENT                      As a matter  of  fundamental  policy,  the
POLICIES                              Fund will not,  among  other  things:  (i)
                                      purchase a security of any issuer if, as a
                                      result,  it would  (a)  cause  the Fund to
                                      have  25%  or  more  of its  total  assets
                                      concentrated  in any one industry,  or (b)
                                      with  respect to 75% of its assets,  cause
                                      the  Fund's  holdings  of  any  issuer  to
                                      amount to more than 5% of the Fund's total
                                      assets  or cause the Fund to own more than
                                      10% of the outstanding  voting  securities
                                      of  any  issuer,   provided  that,  as  an
                                      operating   policy,   the  Fund  will  not
                                      purchase a security if, as a result,  more
                                      than   10%  of  the   outstanding   voting
                                      securities  of any issuer would be held by
                                      the  Fund;   (ii)  borrow  money,   except
                                      temporarily   from  banks  to   facilitate
                                      redemption requests,  in amounts exceeding
                                      30% of its total assets  valued at market;
                                      or  (iii)  in  any  manner   transfer   as
                                      collateral for indebtedness any securities
                                      owned by the  Fund  except  in  connection
                                      with permissible  borrowings,  which in no
                                      event will exceed 30% of the Fund's  total
                                      assets  valued at market.  For the purpose
                                      of  realizing  income,  as  a  fundamental
                                      policy,  the Fund may lend securities with
                                      a value of up to 30% of its  total  assets
                                      to     domestic      broker-dealers     or
                                      institutional  investors.  Any  such  loan
                                      will be continuously secured by collateral
                                      at  least   equal  to  the  value  of  the
                                      security  loaned;  however,  such  lending
                                      could   result  in  delays  in   receiving
                                      additional  collateral  or in the recovery
                                      of the  securities  or  possible  loss  of
                                      rights  in  the   collateral   should  the
                                      borrower fail financially. See "Investment
                                      Restrictions - Fundamental Policies" in the SAI.

                                               Other Investment  Policies.  As a
                                      matter of operating policy,  the Fund will
                                      not,  among  other  things:  (i)  purchase
                                      securities  of an issuer  if, as a result,
                                      (a)  more  than  10% of the  value  of the
                                      Fund's net  assets  would be  invested  in
                                      illiquid securities,  including repurchase
                                      agreements   which  do  not   provide  for
                                      payment   within  seven  days,   or  other
                                      securities    which   are   not    readily
                                      marketable  or  (b)  more  than  5% of the
                                      value of the Fund's  total assets would be
                                      invested in the  securities  of unseasoned
                                      issuers which at the time of purchase have
                                      been in  operation  for  less  than  three
                                      years,    including    predecessors    and
                                      unconditional  guarantors;  (ii)  purchase
                                      securities when money borrowed  exceeds 5%
                                      of the Fund's total assets; (iii) purchase
                                      or hold the securities of other investment
                                      companies  if, as a  result:  (a) the Fund
                                      owns,  in the  aggregate,  more than 3% of
                                      the total outstanding voting stock in such
                                      investment   companies;   (b)   securities
                                      issued by such investment companies are in
                                      excess  of 5% of the  value of the  Fund's
                                      total assets;  or (c) more than 10% of the
                                      value  of  the  Fund's   assets  would  be
                                      invested  in  such  investment  companies;
                                      (iv)  purchase  interests  in oil,  gas or
                                      other mineral  exploration  or development
                                      programs; (v) purchase warrants, valued at
                                      the  lower  of cost or  market,  if,  as a
                                      result,  more  than 5% of the value of the
                                      Fund's net  assets  would be  invested  in
                                      warrants,  more  than 2% of which  are not
                                      listed  on the New  York  Stock  Exchange,
                                      American Stock Exchange or Nasdaq National
                                      Market, and (vi) purchase POs and IOs, if,
                                      as a result,  more than 5% of the value of
                                      the Fund's net assets would be invested in
                                      POs and IOs. The Fund may acquire illiquid
                                      securities  which  are  privately  placed,
                                      subject   to   the   foregoing   operating
                                      policies. Because an active trading market
                                      may not  exist  for such  securities,  the
                                      sale   of  any   such   privately   placed
                                      securities  may be  subject  to delay  and
                                      additional  costs.  In addition,  the Fund
                                      may   purchase   securities   which  while
                                      privately   placed,   are   eligible   for
                                      purchase  and sale  under  Rule 144A under
                                      the  Securities  Act of 1933,  as  amended
                                      (the  "Act").  The  liquidity of Rule 144A
                                      securities would be monitored,  and, if as
                                      a  result  of  changed  conditions  it  is
                                      determined  by the Board of  Directors  of
                                      the Fund that a Rule 144A  security  is no
                                      longer  liquid,  the  Fund's  holdings  of
                                      illiquid  securities  would be reviewed to
                                      determine what, if any, steps are required
                                      to assure  that the Fund  does not  invest
                                      more than 10% of its  assets  in  illiquid
                                      securities.  In any  event,  the Fund will
                                      not  purchase  144A  securities  if,  as a
                                      result,  more  than 5% of the value of the
                                      Fund's net  assets  would be  invested  in
                                      144A securities. In addition, the Fund may
                                      establish  and maintain  cash reserves for
                                      temporary  defensive purposes or to enable
                                      it   to   take    advantage    of   buying
                                      opportunities.  For a  discussion  of  the
                                      Fund's  temporary  defensive  strategy see
                                      "Investment  Program." The Fund's reserves
                                      may be invested  in  domestic  and foreign
                                      money market  instruments  including,  but
                                      not  limited to,  government  obligations,
                                      certificates    of    deposit,    bankers'
                                      acceptances,  commercial paper, short-term
                                      corporate  debt  issues,   and  repurchase
                                      agreements.

                                               Portfolio  Turnover.   Generally,
                                      the  Fund  does  not  intend  to  purchase
                                      securities   for    short-term    trading;
                                      however,   when   circumstances   warrant,
                                      securities may be sold without regard to the length of time held. The Fund cannot accurately predict its annual portfolio turnover rate for either the equity or fixed income portion of its portfolio; however, for the period from January 1, 1996 to December 31, 1996, the Fund's portfolio turnover rate was 1.14%.

                                               Further  Information.  The Fund's
                                      investment program and policies, discussed
                                      above, are subject to further restrictions
                                      and risks which are  described in the SAI.
                                      The  Fund's   investment   objective   and
                                      investment   program,   unless   otherwise
                                      specified,  are not  fundamental  policies
                                      and  may be  changed  without  stockholder
                                      approval. Stockholders will be notified of
                                      any  material   change  in  such  program.
                                      Fundamental policies may be changed only with stockholder approval.

PERFORMANCE                                    Total  Return  Performance.   The
INFORMATION                           Fund may advertise total return figures on
                                      both  a   compound   average   annual  and
                                      cumulative basis.  Cumulative total return
                                      compares   the  amount   invested  at  the
                                      beginning  of a  period  with  the  amount
                                      redeemed   at  the  end  of  the   period,
                                      assuming the reinvestment of all dividends
                                      and  capital   gain   distributions.   The
                                      compound   average  annual  total  return,
                                      derived from the cumulative total return figure, indicates a yearly average of the Fund's performance. The annual compound rate of return for the Fund may vary from its average annual return.

                                               Total  Return   Components.   The
                                      total return from the Fund consists of the
                                      change  in its net  asset  value per share
                                      and the income it generates. The net asset
                                      value  of  the  Fund   will  be   affected
                                      primarily  by changes in stock  values and
                                      interest  rate  levels,  the  maturity and
                                      credit   quality   of  the   Fund's   debt
                                      securities, as well as changes in the values of foreign currencies.

                                               Yield.  The Fund may  advertise a
                                      yield  figure   derived  by  dividing  the
                                      Fund's net investment income per share (as defined by applicable SEC regulations) during a 30-day base period by the maximum offering price on the last day of the base period.

HOW TO BUY SHARES                              Shares   of  the   Fund   may  be
                                      purchased  on any Business Day (as defined
                                      below) at the offering  price  through any
                                      broker which has a dealer  agreement  with
                                      Valley Forge Distributors++, the Principal
                                      Underwriter  of  the  Fund's  shares,   or
                                      directly from Valley Forge Distributors upon receipt of a completed New Account

----------

++ Valley Forge Distributors may recommend brokers who have dealer agreements with Valley Forge Distributors for potential stockholders residing in states in which Valley Forge Distributors is not registered.

                                      Form and a check  made  payable  to Valley
                                      Forge, by the Fund's transfer agent,  Fund
                                      Services Inc., ("FSI") 1500 Forest Avenue,
                                      Suite 111, Richmond, VA 23229,  Attention:
                                      Valley Forge Capital Account  Services.  A
                                      "Business Day" is any weekday that the New
                                      York Stock  Exchange  (the "NYSE") and the
                                      Federal  Reserve  Bank  of  Richmond  (the
                                      "FRB") is open for  business.  The minimum
                                      initial   purchase   order  is  $250  with
                                      subsequent investments of $25 or more.

                                               With respect to telephone  orders
                                      placed with Valley Forge  Distributors  by
                                      dealers,   the  dealer  must  receive  the
                                      investor's  order  before the close of the
                                      NYSE and  transmit it to FSI by 4:00 p.m.,
                                      Eastern Standard Time ("E.S.T."),  for the
                                      investor  to receive  that day's  Offering
                                      Price.  Payment for such orders must be by
                                      check  in  U.S.   currency   and  must  be
                                      promptly   submitted   to   Valley   Forge
                                      Distributors  c/o  FSI,  P.O.  Box  26305,
                                      Richmond, VA 23260-6305.

                                               Orders  mailed  to  Valley  Forge
                                      Distributors   c/o  FSI  by   dealers   or
                                      individual  investors  are effected at the
                                      offering  price  next  computed  after the
                                      purchase order  accompanied by payment has
                                      been received by FSI. Such payment must be
                                      by  check  in  U.S.  currency  drawn  on a
                                      commercial    bank   in   the   U.S.   Any
                                      subscription  may be  rejected  by  Valley
                                      Forge Distributors or by the Fund.

                                               Investors  should  promptly check
                                      the  confirmation  advice  that is  mailed
                                      after each  purchase  (or  redemption)  to
                                      insure   that  it  has   been   accurately
                                      recorded in the investor's account.

                                               Cumulative Quantity Discount. The
                                      schedule of reduced sales commissions also
                                      may be  applied to  qualifying  sales on a
                                      cumulative  basis.  For this purpose,  the
                                      dollar  amount of the sale is added to the
                                      higher  of: (i) the value  (calculated  at
                                      the applicable  offering  price);  or (ii)
                                      the purchase  price of any other shares of
                                      the  Fund   owned  at  that  time  by  the
                                      investor.  For  example,  if the  investor
                                      held  shares  valued at  $40,000  (or,  if
                                      valued  at less  than  $40,000,  had  been
                                      purchased  for $40,000)  and  purchased an
                                      additional  $20,000 of the Fund's  shares,
                                      the  sales   commission  for  the  $20,000
                                      purchase would be at the rate of 5.00%. It
                                      is Valley  Forge  Distributors'  policy to
                                      give  investors the best sales  commission
                                      rate  possible;  however,  there can be no
                                      assurance  that an investor  will  receive
                                      the appropriate  discount  unless,  at the
                                      time of placing the  purchase  order,  the
                                      investor or the dealer makes a request for
                                      the   discount   and  gives  Valley  Forge
                                      Distributors   sufficient  information  to
                                      determine   whether  the   purchase   will
                                      qualify  for the  discount.  On  telephone
                                      orders from  dealers  for the  purchase of
                                      shares to be registered in "street  name,"
                                      FSI will accept the dealer's  instructions
                                      with  respect  to  the  applicable   sales
                                      commission   rate  to  be   applied.   The
                                      cumulative   quantity   discount   may  be
                                      amended  or  terminated  at any time.  Any
                                      money  market  funds  which may be offered
                                      now or in the future  will not qualify for
                                      the  cumulative   quantity  discount  (See
                                      Stockholder     Services     -    Exchange
                                      Privileges, page 21).

                                               Letter of Intent.  Investors  may
                                      also   reduce   sales   charges   on   all
                                      investments by means of a Letter of Intent
                                      ("LOI")  which  expresses  the  investor's
                                      intention  to  invest  a  certain   amount
                                      within a  13-month  period  in the  Fund's
                                      shares.  See the  New  Account  Form.  The
                                      minimum initial investment under an LOI is
                                      5%  of  the  total  LOI   amount.   Shares
                                      purchased with the first 5% of such amount
                                      will be held in escrow  to secure  payment
                                      of the higher sales charge  applicable  to
                                      the Shares actually  purchased if the full
                                      amount  indicated  is not  purchased,  and
                                      such escrowed shares will be involuntarily
                                      redeemed  to  pay  the  additional   sales
                                      charge, if necessary. Such escrowed Shares
                                      will be  registered  in the  Stockholder's
                                      name  and  will   continue   to  earn  any
                                      dividends  and  capital  gains paid by the
                                      Fund.   Dividends   declared  on  escrowed
                                      shares will be paid to the  stockholder or
                                      as    otherwise    instructed    by    the
                                      stockholder.  The escrowed  Shares will be
                                      released  when the full  amount  indicated
                                      has been purchased.  Any redemptions  made
                                      during  the   13-month   period   will  be
                                      subtracted  from the amount of purchase in
                                      determining   whether  the  LOI  has  been
                                      completed.  A purchase not originally made
                                      pursuant to an LOI may be included under a
                                      subsequent LOI executed  within 90 days of
                                      the   purchase.   The   Stockholder   must
                                      instruct  the  transfer  agent upon making
                                      subsequent  purchases  that such purchases
                                      are subject to an LOI. All  dividends  and
                                      capital   gains  of  the  Fund   that  are
                                      invested in additional  Shares are applied
                                      to the LOI.
                                               Group  Purchases.  An  individual
                                      who is a member of a  qualified  group may
                                      also  purchase  shares  of the Fund at the
                                      reduced  sales  charge  applicable  to the
                                      group  as a whole.  The  sales  charge  is
                                      based upon the  aggregate  dollar value of
                                      shares  previously   purchased  and  still
                                      owned by the group, plus the amount of the
                                      current purchase.  For example, if members
                                      of the group had  previously  invested and
                                      still held  $80,000 of the Fund shares and
                                      now  were  investing  $25,000,  the  sales
                                      charge   would   be   4.00%.   Information
                                      concerning   the  current   sales   charge
                                      applicable to a group may be obtained by contacting Valley Forge Distributors at 1-800 688-1688.

                                               A "qualified group" is one which:
                                      (i) has been in  existence  for more  than
                                      six months;  (ii) has a purpose other than
                                      acquiring  Fund shares at a discount;  and
                                      (iii)  satisfies  uniform  criteria  which
                                      enable   Valley  Forge   Distributors   to
                                      realize economies of scale in its costs of
                                      distributing  shares.  A  qualified  group
                                      must have more  than 10  members,  must be
                                      available  to arrange  for group  meetings
                                      between  representatives  of the  Fund and
                                      the members,  must agree to include  sales
                                      and other materials related to the Fund in
                                      its  publications  and mailings to members
                                      at  reduced  or no  cost to  Valley  Forge
                                      Distributors, and must seek to arrange for
                                      payroll    deduction    or   other    bulk
                                      transmission of investments to the Fund.

                                               Net Asset Value Purchases. Shares
                                      of the Fund may be  purchased at net asset
                                      value  ("NAV")  without  imposition  of  a
                                      sales commission by the following persons:
                                      (i)   dealers   who   initiate   and   are
                                      responsible for purchases of $1 million or
                                      more;  (ii) trustees or other  fiduciaries
                                      purchasing    securities    for    certain
                                      retirement   plans  with   assets  of  $10
                                      million or more; (iii) directors, trustees
                                      and officers of the  investment  companies
                                      sponsored by Valley Forge  Capital and its
                                      affiliates   (collectively,   the  "Valley
                                      Forge  Group"),  directors,  officers  and
                                      employees  (current  or  retired)  in  the
                                      Valley  Forge Group (and their  families),
                                      and  retirement  plans  established by the
                                      Valley  Forge  Group for  employees;  (iv)
                                      companies   exchanging   shares   with  or
                                      selling  assets to the Fund  pursuant to a
                                      merger, acquisition or exchange offer; (v)
                                      dealers  or  brokers   who  have  a  sales
                                      agreement  with Valley Forge  Distributors
                                      for their own accounts,  or for retirement
                                      plans  for  their  employees  or  sold  to
                                      registered  representatives  or full  time
                                      employees   (and  their   families)   that
                                      certify to Valley Forge Distributors at the time of purchase that such purchase is for their own account (or for the benefit of their families); (vi) insurance company separate accounts; (vii) accounts managed by the Valley Forge Group affiliates; and
                                      (viii) certain unit investment trusts and unit holders of such trusts reinvesting their distributions from the trusts in the Fund.

                                               Shares  of the  Fund  may also be
                                      purchased at NAV by employee benefit plans
                                      qualified  under  Section 401 of the Code,
                                      including salary reduction plans qualified
                                      under Section 401(k) of the Code,  subject
                                      to minimum  requirements  with  respect to
                                      number of employees or amount of purchase,
                                      which may be  established  by Valley Forge
                                      Distributors.  Currently,  those  criteria
                                      require that the employer establishing the
                                      plan  have 500 or more  employees  or that
                                      the  amount  invested  or to  be  invested
                                      during the subsequent  13-month  period in
                                      the  Fund  totals  at  least  $1  million.
                                      Employee benefit plans not qualified under
                                      Section  401 of the Code  may be  afforded
                                      the same  privilege if they meet the above
                                      requirements   as  well  as  the   uniform
                                      criteria for  qualified  groups  described
                                      above under "Group Purchases" which enable
                                      Valley  Forge   Distributors   to  realize
                                      economies of scale in its sales efforts and sales-related expenses.

                                               Shares   of  the   Fund   may  be
                                      purchased  at NAV by trust  companies  and
                                      bank  trust  departments  for  funds  over
                                      which     they     exercise      exclusive
                                      discretionary   investment  authority  and
                                      which  are  held in a  fiduciary,  agency,
                                      advisory,  custodial or similar  capacity.
                                      Such  purchases  are  subject  to  minimum
                                      requirements  with  respect  to  amount of
                                      purchase,  which  may  be  established  by
                                      Valley  Forge   Distributors.   Currently,
                                      those  criteria  require  that the  amount
                                      invested  or to  be  invested  during  the
                                      subsequent  13-month  period  in the  Fund
                                      must total at least $1 million. Orders for
                                      such  accounts  will be  accepted  by mail
                                      accompanied   by  a  check,   or  by  wire
                                      transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.

OPENING A NEW ACCOUNT AND             Minimum initial investment:           $250
PURCHASING SHARES
                                      By Mail:    Send your New Account Form and
                                                  check by Regular, Express,
                                                  Registered, or Certified Mail,
                                                  to:
Checks payable to                                       Valley Forge Capital
Valley Forge                                            Account Services
                                                        c/o FSI
                                                        P.O. Box 26305
                                                        Richmond, VA 23260-6305

PURCHASING ADDITIONAL                 Minimum  subsequent investment:        $25
SHARES

Stockholder Services                   By Wire:   Call Stockholder Services and
1-800-628-4077                                    use the Wire Address below.

                                       Wire Address
                                       (to give to
                                       your bank):      Crestar Bank
                                                        Richmond, VA
                                                        ABA #051000020
                                                        CREDIT:  201648180
                                                        FURTHER CREDIT: Valley
                                                        Forge Capital Purchase
                                                        Account

                                       By Mail:   Indicate  your account  number
                                                  and the  name  of the  Fund on
                                                  your  check.  (Please  use the
                                                  additional  investment portion
                                                  (tear-off    stub)    from   a
                                                  confirmation statement.)

COMPLETING THE                                 Tax  Identification   Number.  We
NEW ACCOUNT                           must have your correct social  security or
FORM                                  corporate tax identification  number and a
                                      signed  New  Account  Form  or  W-9  Form.
                                      Otherwise,  federal law  requires the Fund
                                      to withhold 31% of your dividends, capital
You must provide your                 gain distributions, and upon redemption or
Fax ID number and sign                exchange  of your  shares and may  subject
New Account Form                      you to a fine. You also will be prohibited
                                      from opening another account. If this information is not received within 60 the days after your account is established, the Fund will begin withholding.


                                               Services.   By   signing  up  for
                                      services on the New Account Form, rather than after the account is opened, you will avoid having to complete a separate form and obtain a signature guarantee (See Conditions of Your Purchase - Signature Guarantees page 20).

NET ASSET VALUE,                               Net Asset Value Per Share  (NAV).
PRICING AND                           The NAV per share, or share price, for the
EFFECTIVE DATE                        Fund is determined at the close of trading
                                      normally 4:00 p.m. E.S.T. each day the New
                                      York Stock Exchange is open. The Fund's share price is calculated by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. Among other things, the Fund's liabilities include accrued expenses and dividends payable, and its total assets include portfolio securities valued at market as well as income accrued but not yet received.

If your order is received before               Purchased  shares  are  priced at
4:00 p.m. E.S.T., you will receive    that day's NAV plus  sales  charge if your
that day's NAV.                       request  is  received   before  4:00  p.m.
                                      E.S.T. in good order. If received later than 4:00 p.m., shares will be priced at the next business day's NAV plus sales charge. We cannot accept requests which specify a particular date for purchase or which specify any special conditions.

                                               Redemptions  are  priced  at that
                                      day's  NAV if  your  request  is  received
                                      before 4:00 p.m.  E.S.T. in good order. If
                                      received  after 4:00 p.m.,  shares will be
                                      priced  at the next  business  day's  NAV.
                                      Requests   mailed  to  our  San  Francisco
                                      office  must  be  forwarded  to  Richmond,
                                      Virginia and will not be  effective  until
                                      received  there in good  order.  Also,  we
                                      cannot  accept  requests  which  specify a
                                      particular  date for  redemption  or which
                                      specify  any special  conditions.  If your
                                      redemption request cannot be accepted, you
                                      will  be   notified   and  given   further
                                      instructions.

                                               The Fund  reserves  the  right to
                                      change   the  time  at  which   purchases,
                                      redemptions and exchanges are priced if the New York Stock Exchange closes earlier than 4:00 p.m. E.S.T.

REDEEMING                                      By   Phone:   Call   Stockholders
SHARES Services at 1-800-628-4077. If you find our phones busy during unusually volatile markets, please consider placing your order by express mail.

                                               Redemption proceeds can be mailed
                                      or wired to your  bank.  The  Fund's  bank
                                      charges   a   $10.00   fee  for  all  wire
                                      redemptions, subject to change without notice. Your bank may also charge you for receiving wires.

                                               By Mail: Indicate account name(s)
                                      and numbers, fund name(s), and exchange or
                                      redemption amount. For exchanges,  mail to
                                      the   attention   of  the   Fund  you  are
                                      exchanging  from and  indicate the Fund(s)
                                      you are  exchanging  to  (See  Stockholder
                                      Services -- Exchange  Privileges-page 22).
                                      The  signature  of all  owners  exactly as
                                      registered,   and   possibly  a  signature
                                      guarantee (See Conditions of Your Purchase
                                      - Signature Guarantees, page 20).

                                               Note:      Distributions     from
                                      retirement accounts,  including IRAs, must
                                      be  in  writing.  For   employer-sponsored
                                      retirement   accounts,   call  Stockholder
                                      Services or your plan administrator for instructions.

                                               Repurchase  of Shares.  The Fund,
                                      through  Valley Forge  Distributors,  also
                                      repurchases   shares  through   securities
                                      dealers.  The Fund  normally  will  accept
                                      orders to  repurchase  such shares by wire
                                      from  dealers for their  customers  at the
                                      NAV next  computed  after the  dealer  has
                                      received  the  stockholder's  request  for
                                      repurchase,  if the dealer  received  such
                                      request before closing time of the NYSE on
                                      that day. Dealers have the  responsibility
                                      of submitting such repurchase  requests by
                                      calling not later than 4:00 p.m. E.S.T. on
                                      such  day in order to  obtain  that  day's
                                      applicable redemption price. Repurchase of
                                      shares   is   for   the   convenience   of
                                      stockholders and does not involve a charge
                                      by the Fund;  however,  securities dealers
                                      may impose a charge on the stockholder for
                                      transmitting  the notice of  repurchase to
                                      the Fund.  The Fund  reserves the right to
                                      reject  any  order for  repurchase,  which
                                      right of rejection might adversely  affect
                                      stockholders  seeking  redemption  through
                                      the repurchase  procedure;  however,  such
                                      stockholders  may redeem shares other than
                                      through  repurchase.   Ordinarily  payment
                                      will  be  made  to the  securities  dealer
                                      within  seven  days  after  receipt  of  a
                                      repurchase  order in "Good  Order"  as set
                                      forth  above.  The Fund will also  accept,
                                      from member  firms of the NYSE,  orders to
                                      repurchase  shares  by wire  or  telephone
                                      with a  redemption  request  signed by the
                                      stockholder,   provided  the  member  firm
                                      indemnifies  the  Fund  and  Valley  Forge
                                      Distributors from any liability  resulting
                                      from  the  absence  of  the  stockholder's
                                      signature.   Forms   for  such   indemnity
                                      agreement  can  be  obtained  from  Valley
                                      Forge Distributors.

                                               Stock Certificates. To facilitate
                                      redemptions  and  transfers,  stockholders
                                      will not receive stock certificates.  Call
                                      Stockholder     Services    for    further
                                      information.

                                               Systematic    Withdrawal    Plan.
                                      Stockholders owning $10,000 or more of the
                                      Fund  shares  may  elect to have  periodic
                                      redemptions from his account to be paid on
                                      a  monthly  basis.  The  minimum  periodic
                                      payment  is $50.  A  sufficient  number of
                                      shares  to make the  scheduled  redemption
                                      will be  redeemed  on the  25th day of the
                                      month.  Redemptions  for  the  purpose  of
                                      making  such  payments  may reduce or even
                                      exhaust   your   account  if  the  monthly
                                      redemption  payments exceed the dividends,
                                      interest and capital appreciation, if any,
                                      on your shares.  A stockholder may request
                                      that   these   payments   be   sent  to  a
                                      predesignated  bank  or  other  designated
                                      party.
                                               Amounts  paid to you  pursuant to
                                      the Systematic  Withdrawal  Plan are not a
                                      return on your investment. Payments to you
                                      pursuant to the Systematic Withdrawal Plan
                                      are derived from the  redemption of shares
                                      in   your    account   and   are   taxable
                                      transactions on which gain or loss may be recognized for Federal, state and city income tax purposes.

RECEIVING YOUR                                 Generally,   redemption  proceeds
PROCEEDS will be mailed to the address you designated on your New Account Form or wired to your bank the next business day after receiving your redemption request in good order. In addition, under unusual conditions, or when deemed to be in the best interests of the Fund, redemption proceeds may not be sent for up to seven calendar days after your request is
                                      received   to   allow   for  the   orderly
                                      liquidation  of  securities.  Requests  by
                                      mail   for   wire   redemptions    (unless
                                      previously   authorized)   must   have   a
                                      signature guarantee.

DIVIDENDS AND                                  The Fund normally distributes all
DISTRIBUTIONS                         net   income   and   capital    gains   to
                                      stockholders.     Dividends    from    net
                                      investment  income  will be  declared  and
                                      paid quarterly. Distributions from capital
                                      gains,  if any, are  normally  declared in
                                      December   and  paid  in  early   January.
                                      Dividends  and capital  gains  declared by
                                      the Fund  will be  reinvested  unless  you
                                      choose an  alternative  payment  option on
                                      the  New  Account   Form.   Dividends  not
                                      reinvested   are  paid  by  check  or  ACH
                                      transfer.  Your  bank  must be a member of
                                      the  National   Automatic  Clearing  House
                                      Association.  If the U.S.  Postal  Service
                                      cannot  deliver  your  check,   then  your
                                      dividends will be held by the Fund and will not be reinvested.

CONDITIONS OF YOUR                             Account Balance.  If, as a result
PURCHASE of redemptions, your account drops below $250 for three months or more, the Fund has the right to close your account, after giving 60 days' notice, unless you make additional investments to bring your account value to $250 or more. Nonpayment. If your check or wire does not clear, you will be responsible for any loss the Fund incurs. If you are already a Stockholder, the Fund can redeem shares from any identically registered account in this Fund as reimbursement for any loss incurred.

                                               Non-U.S.   Bank  Checks.   Checks
                                      drawn  on  foreign  banks  must be in U.S.
                                      dollars and have the routing number of the U.S. bank indicated on the check.

                                               Redemptions    in    Excess    of
                                      $250,000. Redemption proceeds are normally
                                      paid in cash.  However, if you redeem more
                                      than  $250,000,  or 1% of the  Fund's  net
                                      assets, in any 90-day period, the Fund may
                                      in its discretion:  (i) pay the difference
                                      between  the  redemption  amount  and  the
                                      lesser  of  $250,000  or 1% of the  Fund's
                                      assets with securities  owned by the Fund;
                                      or (ii)  delay  the  transmission  of your
                                      proceeds for up to five business days (but
                                      in no event more than seven calendar days)
                                      after  your  request is  received.  In the
                                      event the Fund  elects to pay any  portion
                                      of  your  redemption  proceeds  with  Fund
                                      securities,  you will bear the market risk
                                      associated  with  the  ownership  of  such
                                      securities   and   the   brokerage   costs
                                      associated with the disposition of any such securities.

                                               Signature Guarantees. A signature
                                      guarantee is designed to protect you and the Fund by verifying your signature. You will need a signature guarantee to:

                                              (1)      Establish         certain
                                                       services     after    the
                                                       account is opened.
                                              (2)      Redeem   over  $5,000  by
                                                       written request if you do
                                                       not    have     telephone
                                                       redemption services.
                                              (3)      Redeem or exchange shares
                                                       when someone who is not a
                                                       registered  owner  of the
                                                       account  will receive the
                                                       proceeds,     or     when
                                                       proceeds  are being  sent
                                                       to  a  bank  account  not
                                                       listed   on   your   fund
                                                       account.
                                              (4)      Transfer     shares    to
                                                       another owner.
                                              (5)      Send      us      written
                                                       instructions asking us to
                                                       wire redemption proceeds.

                                               These  requirements may be waived
                                      or modified in certain instances.

                                               "Eligible     guarantors"    are:
                                      national   or   state    banks,    savings
                                      associations,     savings     and     loan
                                      associations,   trust  companies,  savings
                                      banks,   industrial   loan  companies  and
                                      credit   unions;    national    securities
                                      exchanges,      registered      securities
                                      associations  and  clearing  agencies;  or
                                      brokers,  dealers,   municipal  securities
                                      dealers,   municipal  securities  brokers,
                                      government    securities   dealers,    and
                                      government  securities  brokers. We cannot
                                      accept  guarantees  from  institutions  or
                                      individuals    who    do    not    provide
                                      reimbursement in the case of fraud, such as notary public.

                                               Fifteen-Day  Hold. The mailing of
                                      proceeds on redemption  requests involving
                                      any Shares recently purchased by personal,
                                      corporate  or  government  check,  or  ACH
                                      Transfer,  may be  delayed  by the  Fund's
                                      Transfer  Agent  for a period  of up to 15
                                      calendar  days  after the  purchase  date,
                                      pending a determination that the check has
                                      cleared  or  funds  have  been   received.
                                      Proceeds of  redemption  requests  sent by
                                      mail or  telegram  will be mailed no later
                                      than the  seventh  day  following  receipt
                                      unless  the  check  has not  cleared.  The
                                      clearing   period   does   not   apply  to
                                      purchases   made  by  wire  or  cashier's,
                                      treasurer's, or certified checks.
                                               The Fund and its  agents  reserve
                                      the right to: (i) reject any  purchase  or
                                      exchange  and cancel any  purchase  due to
                                      nonpayment;   (ii)   waive  or  lower  the
                                      investment minimums;  (iii) accept initial
                                      purchases by  telephone or telegram;  (iv)
                                      waive the limit on subsequent purchases by
                                      telephone;  (v)  reject  any  purchase  or
                                      exchange   prior   to   receipt   of   the
                                      confirmation  statement;  (vi) redeem your
                                      account (see Tax  Identification  Number);
                                      and  (vii)   modify  the   conditions   of
                                      purchase at any time.

STOCKHOLDER                                    The  following is a brief summary
SERVICES of our services, some of which may be restricted or unavailable to retirement plan accounts. Services may be modified at any time without notice.

Be sure to sign up for all                     Exchange  Privileges.  Shares  of
telephone services on the             one Fund may be  exchanged  for  shares of
New Account Form.                     other   Valley   Forge   Funds,   if  any.
                                      Exchanges of shares will be made at their relative net asset values. Shares may only be exchanged if the amount being exchanged satisfies the minimum investment required and the stockholder is a resident of a state where shares of the appropriate Fund are qualified for sale. Investors should note that an exchange may result in a taxable event. Exchange privileges may be terminated, modified or suspended by the Fund upon 60 days' notice to stockholders.

                                               Telephone Exchange and Redemption
                                      Services.    All   telephone    calls   to
                                      Stockholder      Services,       including
                                      transaction-related  calls to  Stockholder
                                      Services  are recorded in order to protect
                                      you,  the Fund,  and its  agents.  You may
                                      elect to effect  exchanges or  redemptions
                                      by telephone.  By  establishing  telephone
                                      exchange  or  redemption   services,   you
                                      authorize  us to: (i)  redeem or  exchange
                                      shares  from  your  account  based  on any
                                      instructions  believed to be genuine;  and
                                      (ii) honor any written  instructions for a
                                      redemption or exchange without a signature
                                      guarantee  (other than as  required  under
                                      Signature  Guarantees).  The Fund reserves
                                      the  right  to  change  or  suspend  these
                                      services   upon  60  days  prior   written
                                      notice.   The   Fund  and   Valley   Forge
                                      Distributors  will not be  liable  for any
                                      loss,  liability,   cost  or  expense  for
                                      acting upon  telephone  instructions  that
                                      are reasonably  believed to be genuine. In
                                      attempting   to  confirm  that   telephone
                                      instructions  are  genuine,  the Fund will
                                      use  such  procedures  as  are  considered
                                      reasonable,    including    reporting   of
                                      instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the accountholder's Social Security Number, address and/or bank). To the extent that the Fund fails to use reasonable procedures as the basis for its belief, it and/or its service contractors may be liable for instructions that prove to be fraudulent or unauthorized.

                                               Automated  Investment Program. If
                                      your  bank is a  member  of the  Automated
                                      Clearing House ("ACH") network, we offer a
                                      method  of   purchasing   Fund  Shares  in
                                      amounts   of  $25  to   $100,000   through
                                      automatic transfers from your bank account to your Fund account. Although the Fund does not impose any additional fees for automatic transfers, your bank may impose a fee for such services. See "Net Asset Value, Pricing and Effective Date" for additional information.

                                               Wire     Transfers.     Bank-Fund
                                      transfers  can be made  through bank wires
                                      (a  $10.00  charge  applies  to  all  wire
                                      redemptions).  While this is  usually  the
                                      quickest   transfer   method,   the   Fund
                                      reserves the right to temporarily suspend wires under unusual circumstances.

TAXES

Form 1099-DIV                                  Taxes    on     Dividends     and
will be mailed to                     Distributions.  In January,  the Fund will
you in January                        mail  you  Form  1099-DIV  indicating  the
                                      federal tax status of your  dividends  and
                                      capital  gain  distributions.   Generally,
                                      dividends and distributions are taxable in
                                      the  year  they  are  paid.  However,  any
                                      dividends   and   distributions   paid  in
                                      January  but  declared  during  the  prior
                                      three  months are taxable in the year they
                                      are declared.  Dividends and distributions
                                      are taxable to you  regardless  of whether
                                      they  are  taken  in cash  or  reinvested.
                                      Dividends and short-term capital gains are
                                      taxable as ordinary income;  distributions
                                      from  long-term  capital gains are taxable
                                      as long-term  capital  gains.  The capital
                                      gains    holding     period    for    such
                                      distributions is determined by the length of time the Fund has held the securities, not the length of time you owned Fund shares.

                                               Taxes  on  Foreign  Transactions.
                                      Distributions resulting from the sale of foreign currencies and debt securities, to the extent of foreign exchange gains, are taxed as ordinary income. The payment of foreign taxes will not be passed through to investors. Such taxes will be captured and paid at the Fund level or offset against other taxes at the Fund level. If the Fund pays taxes to foreign governments during the year, the taxes will reduce the Fund's dividends.

                                               Taxes on Redemptions (Shares Sold
                                      or Exchanged). A redemption or exchange of Fund shares is treated as a sale for tax purposes which will result in a short or long-term capital gain or loss, depending on how long you have owned the shares. In January, the Fund will mail you Form 1099-B indicating the date of and proceeds from all sales and exchanges.

                                               Taxes on Undistributed Income and
                                      Gains. At the time of purchase,  the Share
                                      price   of   the    Fund    may    reflect
                                      undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable, even though they represent a portion of the price you paid for your shares.

                                               Tax-Qualified  Retirement  Plans.
                                      Tax-qualified  retirement  plans generally
                                      will  not  be  subject   to  federal   tax
                                      liability on either distributions from the Fund or redemption of shares of the Fund. Rather, participants in such plans will be taxed when they begin taking distributions from the plans.

MANAGEMENT OF                                  Fund   Advisor.    Valley   Forge
THE FUND Advisors, a wholly owned subsidiary of Valley Forge Capital manages the Fund's investments. Valley Forge Advisors has a limited operating history upon which investors may base an evaluation of the likely performance of the Fund. Investment decisions made by Valley Forge Advisors
                                      are  made   primarily  by  Fritz  Bensler,
                                      President and Frederick A. Wolf, portfolio
                                      manager.   Mr.  Bensler  has  2  years  of
                                      experience as an equity portfolio  manager
                                      to individuals and institutions.  Mr. Wolf
                                      has over 20 years  experience as an equity
                                      portfolio    manager    to    individuals,
                                      governments, corporations, and pension and profit sharing plans.

                                               Board    of    Directors.     The
                                      management  of  the  Fund's  business  and
                                      affairs  is  the   responsibility  of  the
                                      Fund's  Board of  Directors.  The Board of
                                      Directors sets broad policies for the Fund and chooses its officers. The officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors.

                                               Investment Services. Valley Forge
                                      Distributors, a wholly-owned subsidiary of
                                      Valley Forge Capital, is the distributor for this Fund.

                                               Transfer and Dividend  Disbursing
                                      Agent. Fund Services Inc. ("FSI") serves the Fund as transfer agent and dividend disbursing agent. FSI's main office is in Richmond, Virginia and may be contacted at FSI, P.O. Box 26305, Richmond, Virginia 23260-6305.

                                               FSI will perform the transfer and
                                      dividend  disbursing  agent  functions  as
                                      well as: (i) certain stockholder  services
                                      for all  accounts,  for  which  FSI may be
                                      paid fees  totaling  approximately  $1,000
                                      per month;  (ii) and  calculation of daily
                                      share price and  maintenance  of portfolio
                                      and  general  accounting  records  of  the
                                      Fund,   for   which    Commonwealth   Fund
                                      Accounting, Inc. may be paid fees totaling approximately $1,250 per month.

FUND EXPENSES AND                              Fund   Expenses.   Fund  expenses
MANAGEMENT FEES                       include:  the management fee;  stockholder
                                      servicing fees and expenses; custodian and
                                      accounting  fees and  expenses;  legal and
                                      auditing  fees;  expenses of preparing and
                                      printing   prospectuses   and  stockholder
                                      reports;  registration  fees and expenses;
                                      proxy and annual meeting expenses, if any;
                                      and  directors'  fees  and  expenses.   In
                                      addition,   the  expenses  of  organizing,
                                      registering,  and  qualifying  its  shares
                                      under federal, state, and other securities
                                      laws  will  be   charged   to  the  Fund's
                                      operations, as an expense, over a period not to exceed 60 months.

                                               Valley  Forge  Capital has agreed
                                      to bear any  expenses for the Fund's first
                                      five  years  of  operations,  which  would
                                      cause  the  Fund's   ratio  of   operating
                                      expenses  to average  net assets to exceed
                                      1.95%. This guarantee is not subject to later reimbursement.

                                               Management Fee. The Fund pays its
                                      Investment     Advisor    an    investment
                                      management fee equal to .80% of the Fund's net assets ("Management Fee").

                                               Distribution  Plan and Agreement.
                                      The Fund has adopted a  Distribution  Plan
                                      and  Agreement  (the  "Plan")  pursuant to
                                      Rule 12b-1  under the  Investment  Company
                                      Act of 1940. The purpose of the Plan is to
                                      permit the Fund to compensate Valley Forge
                                      Distributors  for  services  provided  and
                                      expenses  incurred by it in promoting  the
                                      sale  of  shares  of  the  Fund,  reducing
                                      redemptions,  and maintaining or improving
                                      services   provided  to   stockholders  by
                                      Valley Forge Distributors or dealers.  The
                                      Plan  provides for payments by the Fund to
                                      Valley  Forge  Distributors  at the annual
                                      rate of 0.35% of the  Fund's  average  net
                                      assets  subject  to the  authority  of the
                                      Fund's  Board of  Directors  to reduce the
                                      amount of  payments or to suspend the Plan
                                      for such  periods  as they may  determine.
                                      Subject to these  limitations,  the amount
                                      of such payments and the specific purposes
                                      for   which   they  are   made   shall  be
                                      determined  from time to time by the Board
                                      of  Directors.  At  present,  the Board of
                                      Directors have approved payments under the
                                      Plan  for  the  purpose  of   compensating
                                      Valley  Forge  Distributors  for  services
                                      provided  and  reimbursing   Valley  Forge
                                      Distributors for expenses incurred and payments made by it to dealers whose stockholder accounts with the Fund equal or exceed $500,000, as described below, subject to the overall limitation that payments under the Plan shall not exceed a maximum annual rate of .35% of average net assets. The Plan may not be amended to materially increase the costs which the Fund may bear for distribution pursuant thereto without stockholder approval.

                                               Dealers     whose     stockholder
                                      accounts  with  the Fund  equal or  exceed
                                      $500,000 are paid a continuing trailer fee
                                      by Valley Forge Distributors at the annual
                                      rate of 0.25% of the  value of the  shares
                                      purchased in those  stockholder  accounts,
                                      as adjusted to reflect  redemptions.  This
                                      fee is paid in  order to  promote  selling
                                      efforts  and  to  compensate  dealers  for
                                      providing  certain   services,   including
                                      processing    purchase   and    redemption
                                      transactions,   establishing   stockholder
                                      accounts and providing certain information and assistance with respect to the Fund.

THE FUND                                       The    Fund    is   a    Maryland
                                      corporation  organized in January 1994 and
                                      registered   with   the   Securities   and
                                      Exchange  Commission  under the Investment
                                      Company  Act  of  1940  as a  diversified,
                                      open-end  investment   company,   commonly
                                      known as a "mutual  fund." A mutual  fund,
                                      such as the Fund, enables stockholders to:
                                      (i)  obtain  professional   management  of
                                      investments,   including  the   Investment
                                      Advisor's   proprietary   research;   (ii)
                                      diversify their portfolio to a greater degree than would be generally possible if they were investing as individuals and thereby reduce, but not eliminate risks; and (iii) simplify the record keeping and reduce transaction costs associated with investments.

                                               Stockholder   Rights.   The  Fund
                                      issues  one class of  capital  stock,  all
                                      shares of which  have  equal  rights  with
                                      regard to voting, redemptions,  dividends,
                                      distributions,      and      liquidations.
                                      Fractional  shares have voting  rights and
                                      participate   in  any   distribution   and
                                      dividends. Stockholders have no preemptive
                                      or  conversion  rights.  When  the  Fund's
                                      shares are issued, they are fully paid and
                                      nonassessable.  Shares  of the Fund do not
                                      have  cumulative  voting rights.  The Fund
                                      does not routinely hold annual meetings of
                                      stockholders.   However,  if  stockholders
                                      representing  at least 10% of all votes of
                                      the Fund entitled to vote so desire,  they
                                      may call a special meeting of stockholders
                                      of the Fund for the  purpose  of voting on
                                      the   question   of  the  removal  of  any
                                      director(s).  The total authorized capital
                                      stock    of   the   Fund    consists    of
                                      1,000,000,000 shares, each having a par value of $0.01. As of March 31, 1997, Valley Forge Capital owned 8,014 shares of the Fund which represented approximately two percent of the Fund's outstanding shares.

                       STATEMENT OF ADDITIONAL INFORMATION
       Valley Forge Capital Holdings Total Return Fund, Inc. (the "Fund")

                                     Part B

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund's prospectus dated April 28, 1997, which may be obtained from Valley Forge Distributors, Inc., 595 Market Street, Suite 1980, San Francisco, CA 94105 or by calling 1-800-628-4077.

     The date of this Statement of Additional Information is April 28, 1997.




                            [The Balance of This Page
                            Intentionally Left Blank]

                                TABLE OF CONTENTS



INVESTMENT OBJECTIVE AND POLICIES............................................1
         Investment Objective................................................1
         Investment Program..................................................1
                  Fixed Income Securities....................................2
                           U.S. Government Obligations.......................2
                           U.S. Government Agency Securities.................2
                           Bank Obligations..................................2
                           Savings and Loan Obligations......................2
                           Asset-Backed Securities...........................3
                           Mortgage Obligations..............................5
                  Options. 6
                  Futures Contracts.........................................10
                  Lending of Portfolio Securities...........................16
                  Foreign Securities........................................17
                  Foreign Currency Transactions.............................17
                  Hybrid Commodity and Security Investments.................19
                  Private Placements (Restricted Securities)................19
                  Repurchase Agreements.....................................20
                  When-Issued Securities....................................21


RISK FACTORS................................................................21
         General  21
         Debt Obligations...................................................21
         Foreign Investing..................................................21
         Possible Investment of Certain Assets in Specific Industry.........22


INVESTMENT RESTRICTIONS.....................................................22
         Fundamental Policies...............................................22
         Operating Policies.................................................24
         Redemption in Kind.................................................24


MANAGEMENT OF FUND..........................................................24
         Compensation of Executive Officers and Directors...................27


PRINCIPAL HOLDERS OF SECURITIES.............................................28


INVESTMENT MANAGEMENT SERVICES..............................................29
         Management Fees....................................................29
         Limitation on Fund Expenses........................................29


DISTRIBUTOR FOR FUND........................................................30
         Sales Commission...................................................30
         Distribution Plan and Agreement....................................32


CUSTODIAN...................................................................32


PORTFOLIO TRANSACTIONS......................................................32


PRICING OF SECURITIES.......................................................34


DIVIDENDS...................................................................34


NET ASSET VALUE PER SHARE...................................................34


TAX STATUS..................................................................35
         Taxation of Foreign Shareholders...................................35
         Foreign Currency Gains and Losses..................................35


YIELD INFORMATION...........................................................36
         Investment Performance.............................................36


THE FUND'S CAPITAL STOCK....................................................38


FEDERAL AND STATE REGISTRATION OF SHARES....................................39


LEGAL COUNSEL...............................................................39


INDEPENDENT AUDITORS........................................................40


RATINGS OF CORPORATE DEBT SECURITIES........................................40

       INVESTMENT OBJECTIVE AND POLICIESINVESTMENT OBJECTIVE AND POLICIES

         The following information supplements the discussion of the Fund's investment objective and policies discussed on pages 1 and 2 and 7 through 13 of the Prospectus. Unless otherwise specified, the investment program, restrictions and operating policies of the Fund are not fundamental policies and are subject to change by its Board of Directors without stockholder approval. However, stockholders will be notified of a material change in the investment program, restrictions or operating policies. The fundamental policies of the Fund may not be changed without the approval of at least a majority of the outstanding shares of the Fund; however, if holders of 50% or more of the shares are represented at a meeting of stockholders, such percentage must be at least 67% of the shares represented.

Investment Objective.

         The Fund invests in a diversified portfolio of equity securities (typically common stocks and securities which carry the right to buy common stocks) and fixed income securities (typically bonds and preferred stocks) with equity securities expected to usually represent approximately 80% of total Fund assets. The Fund is designed for investors primarily seeking potential for dividends and capital appreciation from equity securities as well as the income and relative principal stability from fixed-income securities.

         The Fund's share price will fluctuate with changing market conditions; therefore, your investment may be worth more or less when redeemed than when purchased. The Fund should not be relied upon for short-term financial needs, nor used to play short-term swings in the stock market. The Fund cannot guarantee it will achieve its investment objective.

Investment Program.

         The Fund invests in both stocks and bonds.

         The Fund is designed for investors primarily seeking the potential for dividend income from, and capital appreciation of, common stocks and the income and principal stability of bonds over the long term. The Fund's investment in common stocks is intended to provide sufficient capital growth to offset the erosive effects of inflation. For an IRA, retirement plan, or other long-term investment, the Fund offers an investment program which seeks to combine attractive returns with the benefits of broad diversification.

         To achieve its investment objective, the Fund will normally invest approximately 80% of its assets in equity securities (primarily common stocks) and the remainder in fixed income securities (primarily bonds). While this portfolio mix may vary depending on the Fund Investment Advisor's (as hereinafter defined) short-term and long-term assessments of market conditions, the Fund will not attempt to time short-term moves in the market. In no event will the Fund invest less than 50% or more than 80% of its assets in equity securities, except for the purpose of effecting temporary defensive strategies. The investment of Fund assets in fixed income securities (primarily bonds) adds diversification that may serve to lessen the volatility normally associated with funds dedicated primarily to investment in common stock. However, movements in interest rates may still affect the overall value of the Fund.

         The Fund's common stock investments will be concentrated primarily in established companies which are believed to exhibit good prospects for growth.

         Consistent with the investment program, the Fund may invest in equity securities issued by real estate investment trusts ("REITs"). Bond and other fixed income investments will include U.S. Treasury and agency securities, investment-grade (rated BBB or better) corporate securities, mortgage-backed securities and other types of fixed income investments. The average maturity of the Fund's fixed income investments will vary with economic conditions.

         The Fund's investment portfolio is managed by Valley Forge Advisors, Inc. (the "Investment Advisor"). See "Management of Fund."

         Up to 15% of the Fund's assets may be invested in foreign securities, including sponsored American Depository Receipts ("ADRs"). The international component of the Fund's investment program is intended to increase diversification and provide the potential for higher returns with lower overall volatility.

1. Fixed Income Securities. Fixed income securities in which the Fund may invest include, but are not limited to, those described below.

         A.  U.S.  Government  ObligationsU.S.   Government  Obligations.   Debt
securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         B. U.S. Government Agency SecuritiesU.S. Government Agency Securities. Securities issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality, which may include the right of the issuer to borrow from the Treasury.

         C. Bank ObligationsBank Obligations. Certificates of deposit, bankers' acceptances, and other debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. The Fund will not invest in any security issued by a commercial bank unless: (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation; (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation; and (iii) in the case of foreign banks, the security is, in the opinion of Valley Forge Advisors, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such branches meet the foregoing requirements.

         D. Savings and Loan ObligationsSavings and Loan Obligations. Negotiable certificates of deposit and other debt obligations of savings and loan associations. The Fund will not invest in any security issued by a savings and loan association unless: (i) the savings and loan association has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation; and (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System.

         The Fund will not purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 10% of the value of its net assets would be invested in such securities or illiquid securities, including repurchase agreements maturing in more than seven days. (See Investment Restrictions beginning on page 22.)

         E. Asset-Backed SecuritiesAsset-Backed Securities. As described in the Prospectus, the Fund may invest a portion of its assets in debt obligations known as "asset-backed securities" which are rated in one of the two highest rating categories by a nationally recognized rating agency such as Standard and Poor's Corporation, Moody's Investors Services, Inc. or Duff & Phelps, or if not so rated, of equivalent investment quality in the opinion of Valley Forge Advisors. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

         "Pass-through certificates" are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "-Types of Credit Support," below.

         "Collateralized obligations" are asset-backed securities issued in the form of debt instruments and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

         There are various types of credit support for asset-backed securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to providing advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "over-collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

         While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

         Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Fund.

         "Automobile Receivable Securities" are asset-backed securities backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

         Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also, although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

         "Credit Card Receivable Securities" are asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

         Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

         Other Assets. The asset-backed securities backed by assets other than those described above may be issued in the future. The Fund may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies.

         F. Mortgage ObligationsMortgage Obligations. The Fund may invest in mortgage obligations issued or guaranteed by non-governmental entities as well as the U.S. Government, its agencies or instrumentalities. Such mortgage obligations may include, but are not limited to, collateralized mortgage obligations, which are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities ("CMOs"), principal obligations ("POs"), interest obligations ("IOs") and other mortgage-backed securities. Some mortgage-backed securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates, are not. Risks associated with investment in mortgage obligations include, but are not limited to, principal volatility, fluctuations in interest rates and prepayment. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments in the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities, which prepayments could have an adverse impact on the Fund's overall yield. CMOs may also be less marketable than other securities. The Fund will not invest in POs and IOs, if, as a result, more than 5% of the value of the Fund's net assets would be invested in POs and IOs.

2. Options.

         Writing Covered Call Options. The Fund may write (sell) "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Investment Advisor's opinion, are not expected to make any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

         A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation. The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. Government securities or other liquid high grade debt obligations having a value equal to the fluctuating market value of the option securities or currencies. In order to comply with the requirements of the securities or currencies laws in several states, the Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call options or put options exceeds 25% of the market value of the Fund's net assets. Should these state laws change or should the Fund obtain a waiver of their application, the Fund reserves the right to increase this percentage. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not
do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call will be maintained in a segregated account of the Fund's custodian. The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

         The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Investment Advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

         Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

         Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with a exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

         The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

         Writing Covered Put Options. The Fund may write covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period. So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. Government Securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Investment Advisor wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance the current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in the exercise of the put, can not benefit from appreciation, if any, with respect to such specific securities or currencies.

         Purchasing Put Options. The Fund may purchase put options on securities which give the Fund the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in value of its securities or currencies. An example of such use of put options is provided below.

         The Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Investment Advisor deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

         The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remain equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

         To the extent required by the laws of certain states, the Fund may not be permitted to commit more than 5% of its assets to premiums when purchasing put and call options. Should these state laws change or should the Fund obtain a waiver of their application, the Fund may commit more than 5% of its assets to premiums when purchasing call and input options. The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This option will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

         Purchasing Call Options. The Fund may purchase call options, on various securities which give the Fund the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

         Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

         To the extent required by the laws of certain states, the Fund may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Fund obtain a waiver of their application, the Fund may commit more than 5% of its assets to premiums when purchasing call and put options. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Fund, an increase in the market price would result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

         Dealer Options. The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

         Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the contract party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the asset which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

         The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

         Federal Income Tax Treatment of Options. Certain option transactions have special tax results for the Fund. Listed non-equity options, including options on currencies will be considered to have been closed out at the end of the Fund's fiscal year and any gains or losses would be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the option. Gains or losses on unlisted currency options will not be subject to this treatment and will generally result in ordinary income or loss.

         In addition, losses on purchased puts and written covered calls, excluding "qualified covered call options" on equity securities, to the extent they do not exceed the unrealized gains on the securities or currencies covering the options, may be subject to deferral until the securities or currencies covering the options have been sold. The holding period of the securities covering these option will be deemed not to begin until the option is terminated. For securities covering a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security covering an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than twelve months prior to the writing of the option.

3. Futures Contracts. The Fund may enter into financial futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts").

         Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for the Investment Advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Fund may purchase or sell stock index futures contracts with respect to any stock index whose movements will, in its judgment, have a significant correlation with movements in the prices of all or portions of the Fund's portfolio securities.

         Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Fund will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal stock index, interest rate and currency futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for these purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

         Regulatory Limitations. The Fund will engage in transactions in financial futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

         In accordance with CFTC regulations, as an operating, non-fundamental policy, the Fund may not purchase or sell futures contracts or options thereon if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums paid for options on futures would exceed 5% of the market value of the Fund's total assets; provided, however, that in the case of an option that is in the money at the time of purchase, the in the money amount may be excluded in calculating the 5% limitation. In instances involving the purchase of futures contracts and options thereon (less any related margin deposits), amounts will be deposited in a segregated account with the Fund's custodian to cover the position, or alternative cover will be employed thereby limiting amounts leveraged by the Fund in its use of such futures contracts and options. The segregated account the Fund maintains with the custodian to cover its futures or options positions will consist of cash, U.S. government securities or other liquid high-grade debt securities that, when added to the amounts or premiums deposited with respect to the futures contract or option, are equal to the market value of the underlying security not otherwise covered.

         As an alternative to bona fide hedging as defined by the CFTC, the Fund may comply with a different standard established by CFTC rules with respect to futures contracts and options thereon purchased by the Fund incidental to the Fund's activities in the securities markets, under which the value of the assets underlying such positions will not exceed the sum of: (i) cash set aside in an identifiable manner or short-term U.S. securities segregated for this purpose;
(ii) cash  proceeds on existing  investments  due within  thirty (30) days;  and
(iii) accrued profits on the particular futures contract or option thereon.

         In addition, CFTC regulations may impose limitations on the Fund's ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

         Trading in Futures. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (units of a stock index, debt security or currency) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position; entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

         For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying security. If not in the underlying security, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

         Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

         If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase), so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

         These subsequent payments, called variation margin, to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

         Although interest and currency futures contracts, by their terms, typically require actual future delivery of and payment for financial instruments or currencies, while stock index futures settle in cash, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transactions with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract; thus, the Fund could be required to make daily cash payments of variation margin. In addition, the inability of the Fund to enter into an offsetting transaction to close out its position could subject the Fund to substantial losses.

         As an example of an offsetting transaction in which the financial instrument or currency is not delivered, the contractual obligations arising from the sale of one contract or September Treasury Bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury Bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

         Special Risks of Transactions in Futures Contracts

         Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

         Most United States futures exchanges have established limits in the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract an amount of money market instruments equal in value to the current value of the underlying instrument, less the margin deposit.

         Liquidity. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or gain.

         Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities or currencies, the Fund would continue to hold securities or currencies subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the securities or currencies, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the securities or currencies will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

         Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of securities or currencies which are the subject of the hedge. The Investment Advisor will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its or their judgment, will have significant correlation with movements in the prices of the Fund's portfolio securities or currencies sought to be hedged.

         Successful use of futures contracts by the Fund for hedging purposes is also subject to the ability of the Investment Advisor to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index or indices, securities or currencies on which the futures are written might advance and the value of securities or currencies held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its portfolio securities or currencies. However, while this might occur to a certain degree, the Investment Advisor believes that over time the value of the Fund's portfolio will tend to move in the same direction as the securities or currencies underlying the futures, which are intended to correlate to the price movements of the portfolio securities or currencies sought to be hedged. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting securities or currencies held in its portfolio) and prices instead increased, the Fund would lose part of all of the benefit of increased value of those securities or currencies that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell securities or currencies to meet daily variation margin requirements. Such sales of securities or currencies might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell securities or currencies at a time when it would be disadvantageous to do so.

         In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contract and the portion of the portfolio being hedged, the price movements of future contracts might not correlate perfectly with price movements in the underlying stock index, security or currency due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirement in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Investment Advisor might not result in a successful hedging transaction over a very short time period.

         Options on Futures Contracts. Options on futures are similar to options on securities or currencies except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position in the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         As an alternative to writing or purchasing call and put options on stock index futures, the Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.

         Special Risks of Transactions in Options on Futures Contracts. The Fund may seek to close out an option position by writing or buying an offsetting option covering the same index, securities, currencies or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities or currencies,; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange for the options (or in the class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

         Federal Tax Treatment of Futures Contracts. Generally, the Fund is required, for federal income tax purposes, to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss recognized with respect to a futures contract will generally be 67% long-term capital gain or loss and 33% short-term capital gain or loss, without regard to the holding period of the contract.

         Futures contracts which are intended to hedge against a change in the value of securities or currencies may be classified as "mixed straddles," in which case the recognition of losses may be deferred to a later year. In addition, sales of such futures contracts on securities or securities indexes may affect the holding period of the hedged security and, consequently, the nature of the gain or loss on such security on disposition.

         In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent to which net gain realized from futures contracts on currencies is qualifying income for purposes of the 90% requirements. In addition, gains realized on the sale or other disposition of securities, including futures contracts on securities or securities indices and, in some cases, currencies, including futures contracts on currencies, held for less than three months, must be limited to less than 30% of the Fund's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Fund may be required to defer the closing out of futures contracts beyond the time when it would other wise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

         The Fund will distribute to stockholders annually any net gains which have been recognized for federal income tax purposes from futures transactions (including unrealized gains at the end of the Fund's fiscal year). Such distributions will be combined with distributions of ordinary income or capital gains realized on the Fund's other investments. Stockholders will be advised of the nature of the payments.

         Foreign Futures and Options. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of foreign board of trade. Neither the National Futures Associates nor any domestic exchange regulates activities of any foreign board of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time your order is placed and the time it is liquidated, offset or exercised.

         Additional Futures Contracts. Although the Fund has no current intention of engaging in financial futures transactions other than those described above, it reserves the right to do so. Such futures trading might involve risks which differ from those involved in the futures and options described above.

4. Lending of Portfolio Securities.

         For the purposes of realizing additional income, the Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. This policy is a fundamental policy. Securities loans will be made to broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent market to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. The cash collateral received by the Fund will be invested only in money market securities. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Investment Advisor to be of good standing and will not be made unless, in the judgment of the Investment Advisor, the consideration to be earned from such loan would justify the risk.

5. Foreign Securities.

         The Fund may invest up to 15% of its total assets in U.S. dollar-denominated and non U.S. dollar-denominated securities issued by foreign issuers. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign risk in addition to credit and market risks. Sovereign risk includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies.

6. Foreign Currency Transactions.

         A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The Fund will generally enter into forward foreign currency exchange contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

         Second, when the management of the Fund believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Other than as set forth above, the Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in to the longer term investment decisions made with regard to overall diversification strategies. However, management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

         At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the same of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Fund's dealings in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. In instances involving the purchase of forward foreign currency exchange contracts, amounts will be deposited in a segregated account with the Fund's custodian to cover the position, or alternative cover will be employed, thereby limiting amounts leveraged by the Fund in its use of such forward contracts. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future risk of loss due to a decline in the value of the hedged currency, and, at the same time, tends to limit any potential gain which might result from an increase in the value of that currency.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the cost of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resale that currency to the dealer.

7. Hybrid Commodity and Security Investments.

         Recently, instruments have been developed which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Often these Hybrid Instruments are indexed to the price of a commodity or particular currency. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Examples of hybrid instruments in which the Fund may invest include swaps, options on swaps and inverse floaters.

         The risks of investing in Hybrid Instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity. (See the discussion of risks associated with transactions in futures contracts beginning on page 13 and forward contracts beginning on page 17). Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between the Fund and the seller of the Hybrid Instruments, the creditworthiness of the contra party to the transaction would be a risk factor which the Fund would have to consider. Because Hybrid Instruments are illiquid, any investment in such instruments is subject to the Fund's restriction of investing no more than 10% of its assets in illiquid securities. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, or the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

8. Private Placements (Restricted Securities)).

         The Fund may invest in restricted securities (privately placed debt securities) and other securities without readily available market quotations but will not acquire illiquid securities, including repurchase agreements which do not provide for payment within seven days, if as a result they would comprise more than 10% of the value of the Fund's net assets.

         Restricted   securities  may  be  sold  only  in  privately  negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 as amended (the "1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a securities under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of
Directors. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 10% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

         Notwithstanding the above, the Fund may purchase securities which while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Investment Advisor, under the supervision of the Fund's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 10% of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Investment Advisor will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Advisor could consider the: (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers;
(iii) dealer undertakings to make a market; and (iv) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and, if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. In any event, the Fund will not purchase 144A securities if, as a result, more than 5% of the value of the Fund's net assets would be invested in 144A securities.

9. Repurchase Agreements.

         The Fund may enter into repurchase agreements through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. The Fund will not enter into a repurchase agreement which does not provide for payment within seven days if, as a result, more than 10% of the value of its net assets would then be invested in such repurchase agreements. The Fund will only enter into repurchase agreements where: (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly; (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement; and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (i) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (ii) possible subnormal levels of income and lack of access to income during this period; and (iii) expenses of enforcing its rights.

10. When-Issued Securities.

         The Fund may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within 90 days of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. Such when-issued securities may be sold prior to the settlement date. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Fund will maintain (and mark-to-market) liquid assets such as cash, U.S. government securities or other appropriate high-grade debt obligations equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

                                  RISK FACTORS

         General. Because of its investment policy, the Fund may or may not be a suitable or appropriate investment for all investors. The Fund is not a money market fund and is not an appropriate investment for those investors whose primary objective is principal stability. There is risk in all investment. The value of the portfolio securities of the Fund will fluctuate based upon market conditions. Although the Fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There can, of course, be no assurance that the Fund will achieve these results. The Investment Advisor has not previously managed and does not currently manage the assets of another investment company. See "Management of the Fund" and "Investment Management Services."

         Debt Obligations. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

         Foreign Investing. The Fund may invest in the securities of foreign issuers, but intends to limit any such investments to not more than 15% of its assets. Because the Fund may invest in foreign securities, investment in the Fund involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issues. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign broker commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investment, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States).

         Possible  Investment  of Certain  Assets in  Specific  IndustryPossible
Investment of Certain Assets in Specific Industry. As a matter of fundamental policy, the Fund may not purchase the securities of any issuer if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities). Consistent with this policy, the Fund will limit its investment in equity securities of issuers having their principal business activities in the real estate industry, including securities of real estate investment trusts ("REITs") to less than 25% of its assets. In the event the Fund makes a significant investment in equity REIT securities, any prolonged downturn in the REIT securities market could have a negative impact on the Fund's assets and/or its overall performance. Certain of the general risks associated with investment in REITs may include cash flow dependency, inability to service debt and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code").

                             INVESTMENT RESTRICTIONS

         Fundamental policies of the Fund may not be changed without the approval of the lesser of: (i) 67% of the Fund's shares present at a meeting of Stockholders if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (ii) more than 50% of the Fund's outstanding shares. Other restrictions, in the form of operating policies, are subject to change by the Fund's Board of Directors without stockholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund. (See also "Fundamental and Other Investment Policies" in the Prospectus beginning at Page 11).

         Fundamental Policies.

         As a matter of fundamental policy, the Fund may not:

         (1) Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income. The Fund may enter into futures contracts as set forth in (3) below;

         (2) Commodities. Purchase or sell commodities or commodity contracts, except that it may: (i) enter into futures contracts and options on futures contracts, subject to (3) below; (ii) enter into forward foreign currency exchange contracts, so long as no more than 5% of the Fund's total assets are invested in forward foreign currency exchange contracts (although the Fund does not consider such contracts to be commodities); and (iii) invest in instruments which have the characteristics of both futures contracts and securities;

         (3) Futures Contracts. Enter into a futures contract or an option thereon, although the Fund may enter into financial and currency futures contracts or options on financial and currency futures contracts;

         (4) Industry Concentration. Purchase the securities of any issuer if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

         (5) Loans. Make loans, although the Fund may: (i) purchase money market securities and enter into repurchase agreements; (ii) acquire publicly-distributed bonds, debentures, notes and other debt securities and purchase debt securities in private placements; and (iii) lend portfolio securities;

         (6) Margin. Purchase securities on margin, except that the Fund may use short-term credit necessary for clearance of purchases of portfolio securities and make margin deposits in connection with futures contracts, subject to (3) above;

         (7) Mortgaging. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings and then such mortgaging, pledging or hypothecating may not exceed 30% of the Fund's total assets valued at market at the time of the borrowing;

         (8) Percent Limit on Assets Invested in Any One Issuer. Purchase a security if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities;

         (9) Percent Limit on Share Ownership of Any One Issuer. Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) provided that, as an operating policy, the Fund will not purchase a security if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;

         (10) Real Estate. Purchase or sell real estate or real estate limited partnerships (although it may purchase securities secured by real estate or interests therein, or issued by REITs (whether organized as corporations or as trusts) which invest in real estate or interests therein);

         (11)     Senior Securities.  Issue senior securities;

         (12)     Short Sales.  Effect short sales of securities;

         (13) Underwriting. Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program;

         Operating Policies. As a fundamental policy, the Fund may not invest in companies for the purpose of exercising management or control.

         Under the Investment Company Act of 1940, the Fund may not invest in any securities of any issuer which, in its most recent fiscal year, derived more than 10% gross revenues from "securities related activities," as defined by rules of the Investment Company Act of 1940, unless certain conditions are met. As a result of these restrictions, the Fund may not invest in the securities of certain banks, broker-dealers and other companies in foreign countries. If the Fund finds that this restriction prevents it from pursuing its investment objective, it may apply to the SEC for an order which would permit it to acquire such securities, but no assurance can be given that any such order will be granted. It is also possible the law in this area will change, in which case the Fund could have greater flexibility in the purchase of the securities of foreign banks, broker-dealers, and other companies.

         As a matter of operating policy, the Fund will not, among other things:
(i) purchase securities of an issuer if, as a result, (a) more than 10% of the value of its net assets would be invested in illiquid securities, including repurchase agreements which do not provide for payment within seven days, or other securities which are not readily marketable or (b) more than 5% of the value of the Fund's total assets would be invested in the securities of unseasoned issuers which at the time of purchase have been in operation for less than three years, including predecessors and unconditional guarantors; (ii) purchase securities when money borrowed exceeds 5% of the Fund's total assets;
(iii) purchase or hold the securities of other investment companies if, as a result: (a) the Fund owns, in the aggregate, more than 3% of the total outstanding voting stock in such investment companies; (b) securities issued by such investment companies are in excess of 5% of the value of the Fund's total assets; or (c) more than 10% of the value of the Fund's assets would be invested in such investment companies; (iv) purchase interests in oil, gas or other mineral exploration or development programs; (v) purchase warrants, valued at the lower of cost or market, if, as a result, more than 5% of the value of the Fund's net assets would be invested in warrants, more than 2% of which are not listed on the New York Stock Exchange, American Stock Exchange or the Nasdaq National Market; and (vi) purchase POs and IOs, if, as a result, more than 5% of the value of the Fund's net assets would be invested in POs and IOs.

         Redemption in Kind. In the unlikely event a stockholder were to receive an in kind redemption of portfolio securities of the Fund, brokerage fees generally would be incurred by the stockholder in the subsequent sale of such securities.

                               MANAGEMENT OF FUND

         The directors and executive officers of the Fund are listed below. The address of each of Messrs. Bensler, Wolf, Mao and Holman is c/o Valley Forge Capital Holdings Inc., 595 Market Street, Suite 1980, San Francisco, CA 94105 ("Valley Forge Capital"). The addresses of Messrs. Greenfield, MacDonald and Ghiai are 595 Market Street, Suite 1450, San Francisco, CA 94105, 1032 Justin Way, Dixon, California 95602, and 2660 Gough Street, #101, San Francisco, CA 94123, respectively. In the list below, the Fund's directors who are considered "interested persons" of Valley Forge Capital, as defined under Section 2(a) (10) of the Investment Company Act of 1940 are noted with an asterisk(*). These directors are referred to as inside directors by virtue of their directorship and/or employment with Valley Forge Capital. No family relationship exists between the persons listed below.


Name                           Position
----                           --------
Fritz Bensler                  President
Frederick A. Wolf*             Treasurer and Director
Larry S. Mao                   Senior Vice President - Operations and Secretary
Dixon Holman                   Vice President
Ronald N. Greenfield           Director
Dougal C. MacDonald            Director
Yves Ghiai                     Director


         Fritz  Bensler  (age 40) is  President  of the Fund and  President  and
Portfolio Manager for Valley Forge Advisors, a subsidiary of Valley Forge Capital. From November 1995 until joining Valley Forge Advisors in January 1997, Mr. Bensler was an equity security analyst and portfolio manager for JPJ Investment Management, Inc. Mr. Bensler was a self-employed consultant from 1993 until joining JPJ Investment Management, Inc. Prior to joining JPJ, Mr. Bensler was a financial analyst with Martin Marietta Corp. from 1984 to 1991 where he analyzed sales and expense data for a division of the company. Mr. Bensler was a senior accountant for Pryor & Associates, P.C., C.P.A., a public accounting firm, from 1980 to 1984. Mr. Bensler received a CPA certificate from the state of Colorado in 1983. Mr. Bensler received a Masters of Business Administration degree from Texas Christian University in 1993 and a Bachelor of Science degree in accounting from the University of Northern Colorado in 1980.

         Frederick A. Wolf (age 44) is Treasurer and a Director of the Fund and President and Chief Portfolio Manger for Valley Forge-Barrington, Ltd., and President of Valley Forge Advisors, both of which are subsidiaries of Valley Forge Capital. Mr. Wolf was employed by Barrington, Ltd. for 22 years prior to its acquisition by Valley Forge-Barrington, Ltd. in April 1994 where he managed equity portfolios for individuals, governments, corporations and pension and profit sharing plans. Mr. Wolf is a graduate of the University of Detroit and is a member of the Detroit Society of Financial Analysts and the American Finance Association. He is also a board member of A.R.C. Credit Union, a Trustee and Investment Advisor to the Southeast Michigan Taxsavers Association, a non-profit organization, and a member of numerous community and fraternal organizations.

         Larry S. Mao (age 52) is a Senior Vice President - Operations and Secretary of the Fund and Valley Forge Capital and its subsidiaries other than Valley Forge Distributors. Mr. Mao was a Senior Vice President of the California National Bank from January 1993 until joining Valley Forge Capital in December 1993, where his duties included managing loan portfolios and marketing financial products. Mr. Mao has been a director of California National Bank since July 1994. From 1989 until he joined the California National Bank, he was a Vice President, the Senior Lending Officer, and Chairman of the Management Loan Committee of America California Bank. Prior to this time, Mr. Mao served in senior executive positions at Western Federal Savings and Loan, National American Bank, Bank of Canton, and other financial institutions, where he managed loan portfolios, developed retail credit card services, and coordinated corporate strategic planning. Mr. Mao received a Bachelor of Arts degree in Economics and Mathematics from Park College, Missouri, and continued his education through the American Institute of Banking and Robert Morris Associates. Mr. Mao serves as President of his local Lions Club and Merchants Association and is active in many other civic programs.

         Dixon R. Holman (age 36) is Vice President of the Fund and Vice President, Chief Operating Officer and Director of Valley Forge Capital. Mr. Holman has served as Vice President of JPJ Investment Management and its wholly-owned subsidiary, JPJ Asset Group, the majority stockholder of Valley Forge Capital. Since May of 1996. Since 1983, and prior to joining JPJ, Mr. Holman served as a principal and senior officer of three investment management firms. He has also been active in the real estate investment and development industries. Mr. Holman's civic activities include services as a Director of the Arlington, Texas Chamber of Commerce and as an at-large Member of the Arlington City Council (population approx. 300,000). He also serves as acting President of the Tarrant County Junior College Foundation board.

         Ronald  N.  Greenfield,  (age  58)  is a  Director  of  the  Fund.  Mr.
Greenfield is the Chief Financial Officer and a founder of G-5 Global Investments, Inc., a foreign currency trading firm, in which capacity he is responsible for fiscal and administrative disciplines and for currency analysis and trading. Mr. Greenfield's business experience spans over twenty years, and includes authoring the G-5 Global Investment's Foreign Currency Trading System, as well as managing and evaluating securities, real estate and mortgage portfolios, and foreign currency. Prior to founding G-5, Mr. Greenfield served as a Foreign Currency Trader and Section Manager with Tokyo International Investment, Ltd., where he trained and supervised Portfolio Managers, provided fundamental and technical analyses, and managed foreign currency portfolios. Mr. Greenfield is also the founder and past President and CEO of Indigo Financial Corp., where he created and implemented a program of purchasing and insuring second mortgages, which were then converted into $50 million bond issues in the form of insured, AAA securities for sale to institutional investors. As a Vice-President with Westcap Corp., Mr. Greenfield served as an Investment Banker and Portfolio Manager, managing investments for financial institutions, pension plans, and not-for-profit corporations. Mr. Greenfield is a licensed real estate broker in the State of Tennessee and holds several securities licenses. He earned a Bachelor of Arts degree in Business and Economics from Vanderbilt University.

         Dougal C. MacDonald (age 56) is a Director of the Fund. Mr. MacDonald is an attorney in private practice, specializing in real property and business law since 1966. During that time he has represented issuers in real estate and research and development partnership offerings. Mr. MacDonald is also a real estate developer and principal in numerous real estate development partnerships. Mr. MacDonald served on the Subdivision Advisory Committee of the California Department of Real Estate from 1975 to 1992. He received a B.A. in Philosophy from Stanford University, a Juris Doctor from Yale Law School, and an M.B.A. in Taxation from Golden Gate University. Mr. MacDonald is admitted to practice law in California and New York.

         Yves Ghiai (age 39) is a Director of the Fund. Mr. Ghiai is the President and founder of Ghiai Development Corporation ("GDC"), an international architecture, design, development, and general contracting firm based in San Francisco, California and Nice, France, and is a Vice President - International Projects for Schmidt Garden & Erickson, Architects, Chicago, Illinois. GDC, a continuation of 36 year old Ghiai Real Estate Development, develops hotel and residential projects in many countries including France, Sweden, Germany, Mexico, Costa Rica, Ecuador, El Salvador, Saudi Arabia, Iran, and the USA. Prior to founding GDC, Mr. Ghiai was employed by Del Campo & Maru, San Francisco as a construction contract administrator for federal projects. He received his baccalaureate degree from Lycee Janson de Sailly, Paris, France, and his Masters of Architecture from Pratt Institute, New York. Mr. Ghiai is a licensed general contractor and architect in the U.S. and is a member of the Ordre des Architectures of France. In addition, Mr. Ghiai is a guest lecturer at U.C. Berkeley, C.C.A.C., and San Francisco Academy of Art College.

         It is anticipated that an Executive Committee may be established consisting of two or more Directors. The Executive Committee would likely exercise all powers of the Directors except for those which require actions by all of the Directors or independent Directors under the Fund's Articles of Amendment and Restatement or By-Laws or under applicable law.

Compensation of Executive Officers and Directors.

         The following table sets forth certain information with respect to the aggregate compensation paid by the Fund during the fiscal year ended December 31, 1996 to the executive officers and directors of the Fund.

                                                COMPENSATION TABLE

------------------------ ------------------- ---------------------- ---------------------- -------------------------
          (1)                   (2)                   (3)                    (4)                     (5)
Name of Person,          Aggregate           Pension or             Estimated Annual       Total Compensation From
Position                 Compensation From   Retirement Benefits    Benefits Upon          Fund and Fund Complex
                         Fund                Accrued As Part of     Retirement             Paid to Directors
                                             Fund Expenses

------------------------ ------------------- ---------------------- ---------------------- -------------------------
Fritz Bensler, President            *                N/A                        N/A                       *

Frederick A. Wolf,
Treasurer, Director                 *                N/A                        N/A                       *

Larry S. Mao, Senior
Vice President-Operations,
Secretary                           *                N/A                        N/A                       *

Dixon Holman,
Vice President                      *                N/A                        N/A                       *

Ronald N. Greenfield,
Director                            **               N/A                        N/A                       **

Dougal C. MacDonald,
Director                            **               N/A                        N/A                       **

Yves Ghiai,
Director                            **               N/A                        N/A                       **

* Executive officers of the Fund and directors of the Fund, who are considered "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, do not receive compensation from the Fund.

** Directors of the Fund, who are not considered "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 may at sometime in the future receive, a fee for their services as outside directors of the Fund. As of the date of the registration statement which includes this SAI, such disinterested directors have received no compensation for their attendance at meetings of the Board of Directors.

                         PRINCIPAL HOLDERS OF SECURITIES

         The following table sets forth certain information regarding the beneficial ownership of the outstanding shares of the Fund as of March 31, 1997 by each person known by the Fund to own beneficially more than five percent of the outstanding shares of the Fund and all directors and executive officers of the Fund as a group.

                                                                   Shares Beneficially Owned
                                           --------------------------------------------------------------------------
            Name and Address                                                                  Percentage
           of Beneficial Owner                             Number                              Ownership
           -------------------                             ------                              ---------
Star Bank C/F
Joseph M. Beals IRA
22151 Moross G-03
Detroit, MI  48236                                       26,869.283                              6.711

Anchor Bay Dental Assoc. PSP
Donald J. Burkhardt TTEE
dtd. 12-30-89
35050 - 23 Mile Rd. Suite A
New Baltimore, MI  48047                                 53,360.706                             13.327

Mary Beth Hardwicke
919 Barrington
Gross Point Park, MI  48230                              21,215.702                              5.299

St. Clair Physicians PC PS Trust
Joseph M. Beals TTEE
Attn: John Hastings, VP Investments
400 Renaissance Center, Suite 1600
Detroit, MI  48243                                       26,626.562                              6.650

City of Warren Gers
Cust. Mutual Funds MC 3446
c/o Comerica Bank
P. O. Box 75000
Detroit, MI  48275-3446                                 213,442.829                             53.309

All Directors and executive
officers of the Fund, as a group
(7 persons)                                                  --                                    *


----------
* Represents beneficial ownership of less than 1%

                         INVESTMENT MANAGEMENT SERVICES

         The Fund's investment portfolio is managed by the Investment Advisor. See "Management of Fund."

         The Investment Advisor has entered into a Management Agreement with the Fund. Under the Management Agreement, the Investment Advisor provides discretionary investment services to the Fund. The Investment Advisor is responsible for supervising and directing the Fund's investments in equity and fixed income securities in accordance with the Fund's investment objectives, and restrictions as provided in the Prospectus and this Statement of Additional Information. The Investment Advisor also is responsible for effecting all securities transactions with respect to the Fund's portfolio on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, the Investment Advisor provides the Fund with certain corporate administrative services, including: maintaining the Fund's corporate existence, corporate records, and registering and qualifying Fund Shares under federal and state laws; monitoring the financial, accounting, and administrative functions of the Fund; maintaining liaison with the agents employed by the Fund, such as the Fund's custodian and transfer agent; assisting the Fund in the coordination of such custodian's and transfer agent's activities; and permitting the Investment Advisor's employees to serve as officers, directors, and committee members of the Fund without cost to the Fund. The Management Agreement also provides that the Investment Advisor, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

         Management Fees. The Fund pays the Investment Advisor a management fee (the "Management Fee") equal to .80% of the Fund's net assets per annum. The Management Fee is payable monthly on the first business day of the next succeeding calendar month and is calculated as described below.

         The monthly Management Fee is the sum of the daily fund fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one (1) over the number of calendar days in the year by the fund fee rate of .80% and multiplying this product by the net assets of the Fund for that day, as determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business. Management Fees which have accrued but not yet been paid to the Investment Advisor for the fiscal years ended December 31, 1995 and 1996 were $2,171 and $26,828, respectively.

         Limitation on Fund Expenses. The Management Agreement between the Fund and the Investment Advisor provides that the Fund will bear all expenses of its operations not specifically assumed by the Investment Advisor. In the interest of limiting the expenses of the Fund during its initial period of operation, Valley Forge Capital has agreed to bear any expenses for the Fund's first five years of operations, which would cause the Fund's ratio of operating expenses to average net assets to exceed 1.95%. However, if in any year following such five-year period, the Fund's expenses exceed the limits prescribed by any state in which the Fund's shares are qualified for sale, the Investment Advisor will be required to reimburse the Fund for such excess, but may be reimbursed in subsequent years therefor to the extent such reimbursement would not cause the Fund to exceed such limits. Presently, the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of the average daily net assets, and 1.5% of net assets in excess of $100 million. For the purpose of determining whether the Fund is entitled to reimbursement, the expenses of the Fund are calculated on a monthly basis. If the Fund is entitled to reimbursement, that month's Management Fee will be reduced or postponed, with any adjustment made after the end of the year. An expense reimbursement of $154,464 was required for the fiscal year ended December 31, 1996.


                              DISTRIBUTOR FOR FUND

         Valley Forge Distributors, a Nevada corporation formed in 1993 as a wholly-owned subsidiary of Valley Forge Capital, serves as the Fund's distributor. Valley Forge Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. Valley Forge Distributors is located at the same address as the Fund -- 595 Market Street, Suite 1980, San Francisco, CA 94105.

         Valley Forge Distributors serves as distributor to the Fund pursuant to an underwriting agreement ("Underwriting Agreement"), which provides that the Fund will pay all fees and expenses in connection with registering and qualifying its shares under the various state "blue sky" laws, preparing, setting in type, printing, and mailing its prospectuses and reporting to stockholders, and issuing its shares, including expenses of confirming purchase orders.

         The Underwriting Agreement provides that Valley Forge Distributors will pay all fees and expenses in connection with distributing prospectuses and reports for use in offering and selling Fund shares, preparing, setting in type, printing, and mailing all sales literature and advertising, Valley Forge Distributors' federal and state registrations as a broker-dealer, and offering and selling Fund shares, except for those fees and expenses specifically assumed by the Fund. Valley Forge Distributors' expenses are paid by Valley Forge Capital to the extent they exceed revenues.

         Sales CommissionSales Commission. Valley Forge Distributors acts as the agent of the Fund in connection with the sale of its shares in all states in which the shares are qualified and in which Valley Forge Distributors is qualified as a broker-dealer. Under the Underwriting Agreement, Valley Forge Distributors accepts orders for Fund shares at net asset value. The following sales commission are paid by investors:

                                            Total Sales Commission+
                                            -----------------------

                           As a Percentage of        As a Percentage of          Portion of Total
Amount of Single Sale      Offering Price of the     Net Asset Value of            Offering Price
at Offering Price            Shares Purchased         Shares Purchased          Retained by Dealers
-----------------            ----------------         ----------------          -------------------
Less than $50,000.                  5.75%                     6.10%                     5.00%
but less than $100,000              5.00%                     5.26%                     4.40%
but less than $250,000              4.00%                     4.17%                     3.50%
but less than $500,000              3.00%                     3.09%                     2.50%
but less than $1,000,000            2.00%                     2.04%                     1.75%
$1,000,000 or more                  none                      none                      see below++

----------

+        At the  discretion  of Valley  Forge  Distributors,  the  entire  sales commission may at times be reallowed to dealers. Valley Forge Distributors also may, at its expense, provide additional promotional incentives or payments to dealers that sell the Fund's shares. In some instances, the full reallowance, incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares. When 90% or more of the sales commission is reallowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

++ The following commissions will be paid by Valley Forge Distributors to dealers who initiate and are responsible for purchases of $1 million or more and for purchases made at net asset value by certain retirement plans or organizations with collective retirement plan assets of $10 million or more: 1.00% on sales of up to $2 million, plus 0.80% on sales of $2 million to $3 million, plus 0.50% on sales of $3 million to $10 million, plus 0.25% on sales of $10 million to $25 million, plus 0.15% on sales in excess of $25 million.

         A sales commission equal to 4.00% of the offering price (4.17% of the net asset value) is applicable to all purchases of shares, regardless of amount, made for any qualified or non-qualified employee benefit plan. Of the 4.00% sales commission applicable to such purchases, 3.20% of the offering price will be reallowed to dealers.

         In connection with sales made on behalf of the Fund, Valley Forge Distributors received sales commissions for the fiscal years ended December 31, 1995 and 1996 of $3,888 and $3,450, respectively.

         The following table sets forth the amount of commission and other compensation received by Valley Forge Distributors for the fiscal year ended December 31, 1996:

------------------------- --------------------------- ------------------------ -------------------- -----------------
          (1)                        (2)                        (3)                    (4)                (5)
                                 Compensation on
   Name of Principal           Net Underwriting           Redemption and            Brokerage            Other
      Underwriter         Discounts and Commissions         Repurchases            Commissions        Compensation
------------------------- --------------------------- ------------------------ -------------------- -----------------
Valley Forge
  Distributors                      $3,450                      $ 0                   $672              $10,038*


(*) Fees paid under the Fund's Distribution Plan and Agreement pursuant to Rule 12b-1 of the Investment Company Act of 1940.

         Distribution Plan and Agreement. The Fund has adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, for the purpose of compensating Valley Forge Distributors for services provided and expenses incurred by it in promoting the sale of shares of the Fund, reducing redemptions, and maintaining and improving services provided to stockholders by Valley Forge Distributors.

         Continuance of the Plan is subject to annual approval by a vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect interest in the Plan or related arrangements ("Qualified Directors"), cast in person at a meeting called for that purpose. All material amendments to the Plan must be likewise approved by the Directors and the Qualified Directors. The Plan may not be amended to materially increase the costs which the Fund may bear for distribution pursuant thereto without stockholder approval. The Plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Directors or by approval of a vote of a majority of the outstanding voting securities of the Fund.

                                    CUSTODIAN

         Star Bank, N.A. ("Star Bank") serves as the custodian for the Fund's securities and cash, but it does not participate in the Fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. Star Bank's mailing address is as follows: Star Bank, N.A., Mutual Fund Custody, P.O. Box 1118, Cincinnati, Ohio 45218.


                             PORTFOLIO TRANSACTIONS

         Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by the Investment Advisor. The Investment Advisor is responsible for implementing these decisions with respect to the Fund's portfolio, including the allocation of portfolio brokerage and principal business. For fixed income securities, it is expected that purchases and sales of portfolio securities will ordinarily be transacted with the issuer or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid the Fund.

         In purchasing and selling the Fund's portfolio securities, it is the Investment Advisor's policy to obtain quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive competition rates. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services, although it has no current arrangement to do so. In selecting broker-dealers to execute the Fund's portfolio transactions, the Investment Advisor will consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operation capabilities of competing broker-dealers, and the brokerage and research services they provide to the Investment Advisor.

         The Investment Advisor may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services which would have been provided. In some cases, research services are generated by third parties, but are provided to the Investment Advisor by or through broker-dealers.

         The Investment Advisor may effect principal transactions on behalf of the Fund with a broker-dealer who furnishes brokerage and/or research services, or designate any such broker-dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. Additionally, purchases and sales of fixed income securities are transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal or agent. The Fund does not usually pay brokerage commissions for these purchases and sales, although the price of the securities generally includes compensation which is not disclosed separately. The prices the Fund pays to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

         The Investment Advisor may receive a wide range of research services from broker-dealers, including information on securities markets, the economy, individual companies, statistical information, accounting and tax law and interpretations, technical market action, pricing and appraisal services, and credit analyses. Research services are received primarily in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, government representatives, and access to various computer-generated data. Research services received from broker-dealers are supplemental to the Investment Advisor's own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

         The Investment Advisor assesses the contribution of the brokerage and research services provided by broker-dealers, and allocates a portion of the brokerage business of its clients on the basis of these assessments. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocation, but can (and often does) exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services.

         The Investment Advisor can not readily determine the extent to which net prices charged by broker-dealers reflect the value of their research services. In some instances, the Investment Advisor will receive research services it might otherwise have had to perform for itself. The research services provided by broker-dealers can be useful to the Investment Advisor in serving its other clients, but they can also be useful in serving the Fund.

         The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

         As provided in the Management Agreement between the Fund and the Investment Advisor, the Investment Advisor is responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business.


                              PRICING OF SECURITIES

         Securities listed or traded on a national securities exchange are valued at the last quoted sales prices on the date the valuations are made. Securities regularly traded in the over-the-counter market are valued at the last quoted sales price on the Nasdaq National Market. If no sales price is available for a listed or Nasdaq National Market security, or if the security is not listed on the Nasdaq National Market, such security is valued at a price equal to the mean of the latest bid and ask prices. Securities listed or traded on certain foreign exchanges are valued at the last quoted sales prices on the date the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotations on the exchange determined to be the primary market for such security by the Board of Directors or its delegates.

         Fixed income securities are generally traded in the over-the-counter market and will be valued at a price deemed best to reflect a fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term securities (maturing or expiring in 60 days or less) are valued at their cost in local currency which, when combined with accrued interest, approximate fair value.

         In instances where the price of a security determined by these methods is deemed not to be representative, the security is valued in the manner prescribed by the Board to reflect its fair value.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars at the mean of the bid and offer prices of such currencies against U.S. dollars quoted by any major bank, as determined from time to time by the Board of Directors. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board. On an ongoing basis, the Board monitors the Fund's method of valuation.


                                    DIVIDENDS

         Unless you elect otherwise, dividends or distributions will be reinvested on the reinvestment date using the net asset value per share of that date. The reinvestment date normally precedes the payment date by about 10 days although the exact timing is subject to change.


                            NET ASSET VALUE PER SHARE

         The purchase and redemption price of the Fund's shares is equal to the Fund's net asset value per share or share price, plus the applicable sales commission. The Fund determines its net asset value per share by subtracting the Fund's liabilities from its total assets and dividing the result by the total number of shares outstanding. Among other things, the Fund's liabilities include accrued expenses and dividends payable and its total assets include portfolio securities valued at market as well as income accrued but not yet received. The net asset value per share of the Fund is calculated as of the close of trading on the New York Stock Exchange ("Exchange") every day the Exchange is open for trading. The Exchange is closed on the following days: New Year's Day, Presidents Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

                                   TAX STATUS

         The Fund intends to operate in a manner to continue to qualify as a "regulated investment company" under Subchapter M of the Code.

         A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate stockholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. The Fund must declare dividends equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute 100% of ordinary income and capital gains as of December 31 to avoid federal income tax.

         At the time of your purchase, the Fund's net asset value may reflect undistributed income, capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, the Fund is permitted to carry forward its net realized capital losses, if any, for eight years, and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains.

         If, in any taxable year, the Fund should not qualify as a regulated investment company under the Code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to stockholders; and (ii) the Fund's distribution to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to stockholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends).

         Taxation of Foreign Shareholders. The Code provides that dividends from net income will be subject to U.S. tax. For stockholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the Fund are not subject to tax unless the foreign stockholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

         To the extent the Fund invests in foreign securities, the following would apply:

         Foreign Currency Gains and Losses. Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased. Adjustments to reflect these gains and losses will be made at the end of the Fund's taxable year.

                                YIELD INFORMATION

         From time to time, the Fund may advertise a yield figure calculated in the following manner:

         An income factor is calculated for each security in the portfolio, which in the case of bonds is based upon the security's market value at the beginning of the period and expected yield-to-maturity, and in the case of stocks is based upon the stated dividend rate. The income factors are then totaled for all securities in the portfolio. Next, expenses of the Fund for the period are deducted from the income to arrive at net income, which is then converted to a per-share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce an annualized yield.

         Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the Fund.

Investment Performance

         Total Return Performance. The Fund's calculation of total return performance includes the reinvestment of all capital gains distributed and income dividends for the period or periods indicated, without regard to tax consequences to a stockholder in the Fund. Total return is calculated as the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gains dividends. The results shown are historical and should not be considered indicative of the future performance of the Fund. Each average annual compound rate of return is derived from the cumulative performance of the Fund over the time period specified. The annual compound rate of return for the Fund over any other period of time will vary from the average.

         From time to time, in reports and promotional literature, one or more existing or future Valley Forge funds, including the Fund, may compare its yield to Overnight Government Repurchase Agreements, Treasury bills, notes, and bonds, certificates of deposit, and six-month money market certificates. Performance or yield may also be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to Fund portfolio holdings such as:

         Advertising News Services Inc., - "Bank Rate Monitor - the Weekly Financial Rate Reporter" - a weekly publication which lists the yields on various money market instruments offered to the public by 100 leading banks and thrift institutions in the U.S., including loan rates offered by these banks. Bank certificates of deposit differ from mutual funds in several ways: the interest rate established by the sponsoring bank is fixed for the term of a CD; there are penalties for early withdrawal from CDs; and the principal on a CD is insured.

         Donaghue Organization, Inc., - "Donaghue's Money Fund Report" - a weekly publication which tracks net assets, yield, maturity, and portfolio holdings on approximately 380 money market mutual funds offered in the U.S. These funds are broken down into various categories such as U.S. Treasury, Domestic Prince and Euros, Domestic Prime and Euros and Yankees, and Aggressive.

         Lipper Analytical Services, Inc. - Average of Balanced Funds - a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets.

         Lipper Analytical Services, Inc., - "Lipper Mutual Fund Performance Analysis" - a monthly publication which tracks net assets, total return, principal return and yield on approximately 950 fixed income mutual funds offered in the United States. Fund categories include:
         Growth, Mixed Income, and Flexible Portfolios.

         Major Competitors - the average of the following mutual funds: Fidelity Balanced, Vanguard Wellington, Twentieth Century Balanced, or other similar mutual funds.

         Merrill Lynch, Pierce, Fenner & Smith, Inc., - "Taxable Bond Indices" - a monthly publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks, together with the par weighted characteristics of each Index. The index used as a benchmark for the High Yield Fund is the High Yield Index. The two indices used as benchmarks for the Short-Term Bond Fund are the 91-Day Treasury Bill Index and the 1-2.99 Year Treasury Note Index.

         Mutual Fund Values, published by Morningstar, Inc. - a mutual fund tracking system which provides a top performer list every two weeks based on performance and risk management.

         Salomon Brothers, Inc. "Market Performance" - a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment Grade Bond Index and the components of the Index.

         Salomon Brothers Broad Investment Grade Index - a widely used index composed of U.S. domestic government, corporate and mortgage-backed fixed income securities.

         Shearson Lehman Brothers, Inc., "The Bond Market Report" - a monthly publication which tracks principal, coupon and total return on the Shearson Lehman Govt./Corp. Index and Shearson Lehman Aggregate Bond Index, as well as the components of these indices.

         Tolerate Systems, Inc., a computer system to which we subscribe which tracks the daily rates on money market instruments, public corporate debt obligations and public obligations of the U.S. Treasury and agencies of the U.S. Government.

         Wall Street Journal - a daily newspaper publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. government as well as common stocks, preferred stock, convertible preferred stocks, options and commodities; in addition to indices prepared by the research department of such financial organizations as Shearson Lehman/American Express, Inc., and Merrill Lynch, Pierce, Fenner and Smith, Inc., including information provided by the Federal Reserve Board.

         Performance rankings and ratings periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON's, etc., will also be used.

         From time to time, in reports and promotions literature: (i) the Fund's total return performance or P/E ratio may be compared to: (a) the Standard & Poor's 500 Stock Index and Dow Jones Industrial Average so that you may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the stock market in general; (b) other groups of mutual funds tracked by: (1) Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; or (2) other financial or Business publications, such as Business Week, Money Magazine, Forbes and Barron's, which provide similar information; or (c) indices of stock comparable to those in which the Fund invests; (ii) the Consumer Price Index (the measure for inflation) may be used to assess the real rate of return from an investment in the Fund; (iii) other government statistics such as GNP, and import and export figures derived from governmental publications, e.g., the Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iv) the effect of tax-deferred compounding on the Fund's investment returns, or on return in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis; and (v) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector. In connection with (iv) above, information derived from the following chart may be used.

         IRA Versus Taxable Return

         Assuming 9% annual rate of return, $2,000 annual contribution and 28% tax bracket.

                  Year              Taxable          Tax Deferred (IRA)

                   10              $ 28,700             $ 33,100
                   15                52,400               64,000
                   20                82,500              111,500
                   25               125,100              184,600
                   26               183,300              297,200

         An IRA is a long-term investment whose objective is to accumulate personal savings for retirement. Due to the long-term nature of the investment, even slight differences in performance will result in significantly different assets at retirement. Mutual funds, with their diversity of choice, can be used for IRA investments. Generally, individuals may need to adjust their underlying IRA investment as their time to retirement and tolerance for risk changes.


                            THE FUND'S CAPITAL STOCK

         The Fund's Amended and Restated Articles of Incorporation (the "Articles") authorize the Board of Directors to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board of Directors subject to the Investment Company Act of 1940, and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authorized to issue without stockholder approval.

         Except to the extent that the Fund's Board of Directors might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Articles contain no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another effected class or classes.

         Stockholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of stockholders. There will normally be no meetings of stockholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by stockholders, at which time the directors then in office will call a stockholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the Fund, a special meeting of stockholders of the Fund shall be called by the Secretary of the Fund on the written request of stockholders entitled to cast at least 10% of all votes of the Fund entitled to be cast at such meeting. Stockholders requesting such a meeting must pay to the Fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The Fund, however, will otherwise assist the stockholders seeking to hold the special meeting in communicating to the other stockholders of the Fund to the extent required by Section 16(c) of the Investment Company Act of 1940.


                    FEDERAL AND STATE REGISTRATION OF SHARES

         The Fund's shares are registered for sale under the 1933 Act, and the Fund or its shares are registered under the laws of all states requiring registration in which it intends to sell its shares, as well as the District of Columbia and Puerto Rico.


                                 LEGAL COUNSEL

         Sachnoff & Weaver, Ltd., whose address is 30 South Wacker Drive, 29th Floor, Chicago, Illinois, 60606-7484, is legal counsel to the Fund.


                              INDEPENDENT AUDITORS

         Deloitte & Touche LLP, whose address is 707 East Main Street, Richmond, Virginia 23219, are independent auditors to the Fund.

         The financial statements of the Fund for the year ended December 31, 1996, and the report of independent accountants are included in the Fund's Annual Report for the year ended December 31, 1996 and are incorporated into this Statement of Additional Information by reference. A copy of the Annual Report which contains additional unaudited performance information and, when available, a copy of the Fund's most recent Semi-Annual Report succeeding the Annual Report, accompanies this Statement of Additional Information.



                      RATINGS OF CORPORATE DEBT SECURITIES

Moody's Investors Services, Inc. (Moody's)

         Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

         Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known of high grade bonds.

         A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.

         Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interests payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's Corporation (S&P)  or Duff & Phelps Investor Services.

         AAA - This is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

         A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                                     PART C
                                Other Information

Item 24. Financial Statements and Exhibits

                  (a)      Condensed  Financial  Information  (Financial  Highlights)  is included in Part A of the
                           Registration Statement.

                           Statement of Net Assets, Statement of Operations,  Statement of Changes in Net Assets and
                           Notes to Financial  Statements  are included in the Annual  Report to  Stockholders,  the pertinent  portions of which are  incorporated by reference in Part B of the Registration
                           Statement.

                  (b)      Exhibits.

                           (1)      Articles  of  Amendment   and   Restatement   (Exhibit  (1)  to  the  Company's
                                    Registration  Statement  on Form N-1A (No.  33-79068)  as filed with the SEC on
                                    May 16, 1994)*

                           (2)      By-Laws of  Registrant,  dated  January 20, 1994  (Exhibit (2) to the Company's
                                    Registration  Statement  on Form N-1A (No.  33-79068)  as filed with the SEC on
                                    May 16, 1994)*

                           (3)      Inapplicable


                           (4)(a)   Specimen Stock Certificate - Inapplicable (Shares to be uncertificated)

                              (b)   The Articles of Amendment and Restatement and By-Laws of the Registrant included as Exhibits (1) and (2) are incorporated herein by reference.

                           (5)(a)   Investment  Management  Agreement between Registrant and Valley Forge Advisors,
                                    Inc. (Exhibit (5)(a) to the Company's  Registration Statement on Form N-1A (No.
                                    33-79068) as filed with the SEC on March 1, 1995)*

                              (b)   Investment  Management  Agreement  between  Registrant  and The Marshall  Plan,
                                    L.P.**

                           (6)(a)   Distribution  Agreement between Registrant and Valley Forge Distributors,  Inc.
                                    (Exhibit  (6)(a)  to the  Company's  Registration  Statement  on Form N-1A (No.
                                    33-79068) as filed with the SEC on March 1, 1995)*

                              (b)   Dealer  Agreement of Valley Forge  Distributors,  Inc.  (Exhibit  (6)(b) to the
                                    Company's  Registration Statement on Form N-1A (No. 33-79068) as filed with the
                                    SEC on March 1, 1995)*

                           (7)      Inapplicable

                           (8)(a)   Custodian Services Agreement between Registrant and PNC Bank, N.A.***

                              (b)   Custody Agreement between the Registrant and Star Bank, N.A. (filed herewith)

                           (9)(a)   Transfer Agency Services Agreement, between Registrant and PFPC, Inc.***

                              (b)   Administration and Accounting Services Agreement***

                              (c)   Expense  Limitation  Agreement  between  Registrant  and Valley  Forge  Capital
                                    Holding Inc.  (Exhibit (9)(c) to the Company's  Registration  Statement on Form
                                    N-1A (No. 33-79068) as filed with the SEC on March 1, 1995)*

                              (d)   Transfer Agent  Agreement  between the Registrant and Fund Services Inc. (filed herewith)

                              (e)   Administrative  Services  Agreement  between the  Registrant  and  Commonwealth
                                    Shareholder Services, Inc. (filed herewith)

                              (f)   Accounting  Services  Agreement  between the Registrant and  Commonwealth  Fund
                                    Accounting, Inc. (filed herewith)

                           (10)     Opinion and Sachnoff & Weaver, Ltd. (filed herewith)

                           (11)     Consent of Deloitte & Touche LLP (filed herewith)

                           (12)     Inapplicable

                           (13)     Initial  Capitalization  Agreement between  Registrant and Valley Forge Capital
                                    Holdings Inc.  (Exhibit (13) to the  Company's  Registration  Statement on Form
                                    N-1A (No. 33-79068) as filed with the SEC on March 1, 1995)*

                           (14)     Inapplicable

                           (15)     Distribution   Plan  and   Agreement   between   the  Fund  and  Valley   Forge
                                    Distributors.  (Exhibit  (15) to the Company's  Registration  Statement on Form
                                    N-1A (No. 33-79068) as filed with the SEC on March 1, 1995)*

                           (16)     Inapplicable

                           (17)     Financial Data Schedule

                           (18)     Inapplicable

--------------------------
* These exhibits are incorporated herein by reference to the registration statement referenced after each exhibit next to which an asterisk appears.

**       This Agreement was terminated effective March 31, 1996.

***      This Agreement was terminated effective October 31, 1996.

Item 25.          Persons Controlled by or Under Common Control With Registrant.

                                    None.

Item 26.          Number of Holders of Securities

                  As of March 31, 1997, there were 66 record holders of the capital stock of Valley Forge Capital Holdings Total Return Fund, Inc.

Item 27.          Indemnification

                  The Registrant does not presently have an Officers and Directors insurance policy for the benefit of its officers and directors.


                  Article X, Section 10.01 of the Registrant's By-Laws provides as follows:

         Section 10.01. Indemnification and Payment of Expenses in Advance: The Corporation shall indemnify any individual ("Indemnitee") who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his position was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys' fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under Maryland law. Subject to any applicable limitations and requirements set forth in the Corporation's Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in Maryland law.

                  Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("Disabling Conduct").

                  Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

                  (a) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

                  (b) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

                           (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in
                                    Section  2(a)(19) of the Investment  Company
                                    Act of 1940, nor parties to the  Proceeding;
                                    or

                           (ii) an independent legal counsel in a written opinion.

         Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

         (a)      the Indemnitee provides  security for his undertaking; or

         (b) the Corporation shall be insured against losses arising by reason of any lawful advances; or

         (c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

                  (i) a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in
                           Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

                  (ii)     an independent legal counsel in a written opinion.

Section 10.02 of the Registrant's By-Laws provides as follows:

         Section 10.02. Insurance of Officers, Directors,  Employees and Agents:
To the fullest extent permitted by applicable Maryland Law and by Section 17(h) of the Investment Company Act, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.          Business and Other Connections of Investment Advisor.

                  Valley Forge Advisors, Inc. (the" Investment Advisor"), a wholly owned subsidiary of Valley Forge Capital, is not currently substantially employed other than as investment advisor to the Fund.

                  Set forth below are the officers and Directors of the Investment Advisor who have other substantial businesses, professions, vocations, or employment aside from that of Director or officer of the Investment Advisor:

Valley Forge Advisors

Fritz Bensler is President and Portfolio Manager for Valley Forge Advisors and President of the Fund. From November 1995 until joining Valley Forge Advisors in January 1997, Mr. Bensler was an equity security analyst and portfolio manager for JPJ Investment Management, Inc. Mr. Bensler was a self-employed consultant from 1993 until joining JPJ Investment Management, Inc. Prior to joining JPJ, Mr. Bensler was a financial analyst with Martin Marietta Corp. from 1984 to 1991 where he analyzed sales and expense data for a division of the company. Mr. Bensler was a senior accountant for Pryor & Associates, P.C., C.P.A., a public accounting firm from 1980 to 1984. Mr. Bensler received a CPA certificate from the state of Colorado in 1983. Mr. Bensler received a Masters of Business Administration degree from Texas Christian University in 1993 and a Bachelor of Science degree in accounting from the University of Northern Colorado in 1980.

Certain directors and officers of the Investment Advisor also may, in the future, serve as officers and/or directors of one or more of other mutual funds sponsored by Valley Forge Capital and/or one or more of the affiliated entities listed herein. See also "Management of Fund," in Registrant's Statement of Additional Information.

Item 29.          Principal Underwriters.

The principal underwriter for the Registrant is Valley Forge Distributors, Inc., Valley Forge Distributors, Inc. may serve, in the future, as the principal underwriter for one or more other funds. Valley Forge Distributors, Inc. is a wholly-owned subsidiary of Valley Forge Capital, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Valley Forge Distributors, Inc. has been formed for the limited purpose of distributing the shares of the Valley Forge Funds and will not engage in the general securities business. Valley Forge Distributors, Inc. will receive commissions or other compensation for acting as principal underwriter.

The address of each of the directors and officers of Valley Forge Distributors listed below is 595 Market Street, Suite 1980, San Francisco, California 94105.

Name and Principal         Positions and Offices           Positions and Offices
Business Address              With Underwriter                With Registrant
----------------              ----------------                ---------------

Carol Auyeung                       President                       None



Item 30.          Location of Accounts and Records.

All accounts, books, and other documents required to be maintained by the Fund under Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained by the Fund at its offices at 595 Market, Suite 1980, San Francisco, CA 94105. Its transfer, dividend disbursing, and stockholder service activities are performed by Fund Services Inc., P.O. Box 26305, Richmond, Virginia 23260-6305. Custodian activities for the Fund are performed at Star Bank, N.A., Mutual Fund Custody, P.O. Box 1118, Cincinnati, Ohio 45201. Although the Company does not presently intend to purchase portfolio securities outside of the United States, at such time as it determines to make such purchases, appropriate service providers will be retained to perform such services as are necessary.

Item 31.          Management Services.

                  Registrant is not a party to any management related service contract, other than as set forth in the Prospectus.

Item 32.          Undertakings.

                  (a) Upon request, the Fund will furnish, without charge, a copy of the Fund's latest annual report to stockholders and the most recent semi-annual report succeeding the annual report, when available, to each person to whom a prospectus is delivered.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and State of California, this 13th day of April, 1997.

                       VALLEY FORGE CAPITAL HOLDINGS TOTAL
                        RETURN FUND, INC.


                       By:  /s/ Fritz Bensler
                            -------------------
                             Fritz Bensler, President


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                      Title                              Date
---------                      -----                              ----

/s/ Fritz Bensler              President (Principal             April 13, 1997
-----------------              Executive Officer) and
Fritz Bensler                  Director

/s/ Frederick A. Wolf          Treasurer (Chief Financial       April 13, 1997
---------------------          Officer) and Director
Frederick A. Wolf

/s/ Dougal C. MacDonald        Director                         April 13, 1997
-----------------------
Dougal C. MacDonald

/s/ Yves Ghiai                 Director                         April 13, 1997
--------------
Yves Ghiai

                                  EXHIBIT INDEX

Exhibit
   No.                              Description
-------                             -----------
24(b)(8) (b)      Custody Agreement Between the Registrant and Star Bank, N.A.

24(b)(9)(d)       Transfer Agent Agreement Between the Registrant and Fund Services, Inc.

24(b)(9)(e)       Administrative Services Agreement Between the Registrant and Commonwealth
                  Shareholder Services, Inc.

24(b)(9)(f)       Accounting Services Agreement Between the Registrant and Commonwealth
                  Fund Accounting, Inc.

24(b)(10)         Opinion and Consent of Sachnoff and Weaver, Ltd.

24(b)(11)         Consent of Deloitte & Touche, L.L.P.

24(b)(17)         Financial Data Schedule